                                       HOMEBASE


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                                     [LETTERHEAD]


April 29, 1994



CHICO CROSSROADS CENTER
c/o Commercial Management and Development
Chippendale Drive, Suite 307
Sacramento, California 95841

RE: LEASE DATED APRIL 19, 1988, HEREINAFTER REFERRED TO AS THE "LEASE", BY AND BETWEEN HOMECLUB, INC., AS TENANT, AND DOUGLAS W. BRADFORD, AS LANDLORD, FOR PREMISES LOCATED AT 2101 WHITMAN AVENUE, CHICO, CALIFORNIA HEREINAFTER REFERRED TO AS THE "DEMISED PREMISES".

Dear Sir or Madam:

Reference is hereby made to the above-referenced Lease, as same has been amended by that First Amendment to HomeClub, Inc. Shopping Center Lease dated July 1, 1991, and that Second Amendment to Shopping Center Lease dated January 31, 1994. Waban Inc. is the successor in interest to the Tenant's interest in the Lease, and Chico Crossroads Center is the successor in interest to the Landlord's interest in the Lease.

Landlord has requested that Tenant waive certain restrictions contained in the Lease and approve a minor site plan modification to allow the development of an Office Depot within the shopping center of which the Demised Premises forms a part.

Tenant, therefore, agrees as follows so long as an Office Depot is constructed within the space shown as Buildings "F" and "G" on the site plan attached hereto as Exhibit A:

     1. The restriction contained in Paragraph 9 of Schedule B of Lease, which prohibits any canopy or parapet of a store to exceed 30 feet in height, is waived with respect to Office Depot. Office Depot shall be allowed to build its store front with a maximum height of 32 feet in accordance with Exhibit B attached hereto.

Chico Crossroads Center
April 29, 1994
Page 2 of 2



     2. Landlord may, within the area shown upon Exhibit A and labeled "Parking To Be Modified", modify the site plan. The modification consists of the elimination of two (2) parking stalls, and the relocation of a planter in accordance with the detail drawing attached hereto as Exhibit C.

Except as expressly stated herein the Lease remains unmodified and in full force.

Sincerely,


/s/ Herbert J. Zarkin
Herbert J. Zarkin
President

HJZ:jg

cc:  Mr. Thomas H. Cozzolino
     Mr. Robert Flaxman
     Sarah Gallivan, Esq.

                          SECOND AMENDMENT TO HOMECLUB, INC.
                                SHOPPING CENTER LEASE


     This Second Amendment to Homeclub, Inc. Shopping Center Lease ("Second Amendment") is dated January 31, 1994, and is between CHICO CROSSROADS CENTER, a California limited partnership (hereinafter referred to as "CCC"), as Landlord, and WABAN INC., a Delaware corporation ("Waban"), a successor-in-interest to Homeclub, Inc., a Delaware corporation (hereinafter referred to as "HC"), as Tenant. CCC and Waban are hereinafter collectively referred to as the "Parties".

                                       RECITALS


A. HC has heretofore entered into a Lease titled Homeclub, Inc. Shopping Center Lease, dated June 6, 1988 (the "Lease"), wherein HC leased from Douglas W. Bradford, certain premises more particularly described within said Lease. Said premises are further described within the Short Form Lease recorded June 10, 1988 in Butte County, California, under Recorder Serial Number 88-18605.

B. Douglas W. Bradford, is designated as Landlord under the Lease, and did assign Landlord's interest under the Lease to Pacific Quadrant Development Co., a California general partnership, by Assignment and Assumption Agreement dated June 2, 1988 recorded June 10, 1988 in Butte County, California under Recorder Serial Number 88-018600 Pacific Quadrant Development Corporation assigned the Landlord's interest under the Lease to Pacifice Quadrant Chico, a California general partnership ("PQ-C"), by an Assignment and Assumption Agreement dated January 1, 1989 recorded January 10, 1989 in Butte County, California under Recorder Serial
     Number 88-00933.



C. Thereafter, PQ-C did assign Landlord's interest under the Lease to First Interstate Bank of California ("FICAL"), and FICAL did assign Landlord's interest under the Lease to CCC.

D. Waban, as successor in interest to HC and Landlord, have heretofore entered into the First Amendment to Homeclub, Inc. Shopping Center Lease dated July 2, 1991 ("First Amendment").

E. CCC as present Landlord under the Lease and Waban as successor to HC as the Tenant under the Lease desire to amend the Lease as set forth herein below.



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Second Amendment
Page 2

     NOW, THEREFORE, CCC as Landlord under the Lease and Waban as successor to HC as Tenant under the Lease do agree as follows:

     1.   REVISION OF LEASE PLAN:



          Landlord has entered into or will soon enter into leases with Circuit City Stores, Inc. ("Circuit City Lease") and Petco Animal Supplies, Inc. ("Petco Lease") which provide among other things for the construction of stores of approximately 23,014 square feet for Circuit City Stores, Inc. ("Circuit City Store") and 8,500 square feet for Petco Animal Supplies, Inc. ("Petco Store"). To accomplish the construction of the Circuit City Store, Landlord will (i) demolish the buildings shown as Building "C" and Building Pad "3" on Lease Plan Revision 1 to the First Amendment and (ii) pave over and stripe for parking the areas shown as Building Pad 3 and Pad 2 on Lease Plan Revision 1. Attached hereto as Exhibit "A" is a new site plan for the Shopping Center (the "New Site Plan") which reflects the modifications to Lease Plan Revision 1. Landlord and Tenant hereby approve the New Site Plan as the "Lease Plan" for all purposes of the Lease. In each instance wherein the Lease, the First Amendment or the Second Amendment makes reference to the Lease Plan, such reference shall be deemed to refer to the New Site Plan attached hereto as Exhibit "A".

     2.   LIMITED WAIVER OF RESTRICTION OF PARAGRAPH 9 OF SCHEDULE B:

          Landlord and Tenant agree to waive the application of Paragraph 9 of Schedule B to the Lease as follows:

          (a) The restriction on parapet height and signage as set forth in clauses (A), (B), (C) and (D) of Paragraph 9 of Schedule B shall not be applicable to a Circuit City Store or Petco Store initially constructed within the building envelopes as shown on Exhibit "A" attached hereto, provided said store(s) initially conform(s) to the elevations attached hereto as Exhibit "B" and incorporated herein by this reference.

          (b) The restriction on store size in clause (G) of Paragraph 9 of Schedule B shall not be applicable to floor area constructed within the building envelopes designated as the Circuit City Store on Exhibits "A". The restriction on store size set forth in clause (H) of Paragraph 9 of Schedule B shall not be applicable to the floor area constructed within the building envelope designated as the Petco Store on Exhibit "A" attached hereto.

          (c) The parties hereto expressly acknowledge that a condition to the effectiveness of the waivers contained in this Paragraph 2 will be the elimination of the building envelope designated as Pad Building 2 on Lease Plan Rev. 1 and the demolition of Pad Building 3 shown on Lease Plan Rev. 1 and the replacement thereon with parking as shown on Exhibit "A" attached hereto. The parties acknowledge that the building envelopes for Building Pad 3 and Pad 2 as shown on Lease Plan Revision 1 shall be completely eliminated effective upon the completion of construction of the Circuit City Store.


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Second Amendment
Page 3


     3.   SECOND AMENDMENT TO SHORT FORM LEASE:

          The parties hereto agree to execute a Second Amendment to Short Form of Lease for recordation indicating the Commencement Date of the Lease, the date for Commencement of Rent under the Lease and for the further purpose of providing notice of this Second Amendment.

     4.   CONDITION.

          This Second Amendment shall not become effective until the Consent by Guarantor set forth below is executed by the TJX Companies, Inc. (formerly known as Zayre Corp.), a Delaware corporation. This condition may be waived, however, by the Landlord under the Lease by giving written notice of such waiver to the Tenant within sixty (60) days of the date of this Second Amendment, in which event this Second Amendment shall become effective without the consent of The TJX Companies, Inc.

     5.   CONFIRMATION OF LEASE AS AMENDED:

          Except as expressly modified/supplemented herein, the Lease as amended by the First Amendment shall continue in full force and effect. In the event of a conflict between this Second Amendment and the Lease as amended by the First Amendment, this Second Amendment shall prevail.



(SIGNATURES ON THE FOLLOWING PAGE)

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Second Amendment
Page 4



         The Parties hereby confirm the Lease as amended by the Second
Amendment.


                                            CHICO CROSSROADS CENTER, a
                                            California limited partnership

                                            By:  JMLB, Inc., a California
                                                 corporation

                                                 By:  /s/ Jaime Sohacheski
                                                      ----------------------
                                                      Jaime Sohacheski,
                                                      President



                                            WABAN INC., A Delaware
                                            corporation



                                            By:  /s/ Edward J. Weisberger
                                                 -----------------------------
                                                 Its:  Vice President-Finance
                                                       -----------------------

                                            By:  /s/ Dale N. Garth
                                                 -----------------------------
                                                 Its:  Senior Vice President
                                                       -----------------------

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF LOS ANGELES   )



    On the 21st day of MARCH, 1994, before me, the undersigned a Notary Public, in and for said State and County, personally appeared JAIME SOHACHESKI, personally known to me (or proved to me on the basis of satisfactory evidence) to be the President, and - , know to me (or proved to me on the basis of satisfactory evidence) to the President of JMLB, INC., a California corporation, known to me to be the persons who executed the within instrument on behalf of said corporation, said corporation being known to me to be a general partner of CHICO CROSSROADS CENTER, a California limited partnership, and acknowledged to me that said corporation executed the same as such partner pursuant to its bylaws or a resolution of its board of directors and that such limited partnership executed the same.

    WITNESS my hand and official seal.


[seal]                  /s/ Diane L. Croskey
                        ---------------------
                        Notary Public

COMMONWEALTH OF MASSACHUSETTS     )
                                  )  ss.
COUNTY OF MIDDLESEX               )

    On the 11th day of March, 1994, before me, the undersigned a Notary Public, in and for said State and County, personally appeared Dale N. Garth and Edward
J. Weisberger, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as the Senior Vice President and Vice President-Finance, on behalf of WABAN Inc. a Delaware corporation, the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

    WITNESS my hand and official seal.


                                  /s/ Mary T. Slattery
                                  -----------------------
                                  Notary Public

                                       MARY T. SLATTERY, Notary Public
                                    My Commission expires February 17, 2000

            FIRST AMENDMENT TO HOMECLUB, INC. SHOPPING CENTER LEASE


This First Amendment to Homeclub, Inc. Shopping Center Lease ("First Amendment") is dated _________________ 1991, and is between PACIFIC QUADRANT - CHICO, a California general partnership (hereinafter referred to as "PQ-C") as Landlord, and WABAN, INC., a Delaware corporation, a successor in interest to Homeclub, Inc., a Delaware corporation, (hereinafter referred to as "HC") as Tenant. PQ-C and HC are hereinafter collectively referred to as the "Parties".


                                       RECITALS


A.  HC has heretofore entered into a Lease titled Homeclub, Inc. Shopping
Center Lease, dated June 6, 1988 ( the "Lease"), wherein HC leases from Douglas
W. Bradford, certain premises more particularly described within said Lease. Said premises are further described within the Short Form Lease recorded
June 10, 1988 in Butte County, California under Recorder Serial Number 88-18605.

B. Douglas W. Bradford, is designated as Landlord under the Lease, and did assign Landlord's interest under the Lease to Pacific Quadrant Development Co., a California general partnership, by Assignment and Assumption Agreement dated June 2, 1988 recorded June 10, 1988 in Butte County, California, under Recorder Serial

Number 88-018600. PQ-C did acquire the Landlord's interest under the Lease pursuant to an Assignment and Assumption Agreement dated January 1, 1989 recorded January 10, 1989 in Butte County, California under Recorder Serial Number 89-00933.

C. PQ-C as the present Landlord under the Lease and HC as the Tenant under the Lease desire to amend the Lease.


NOW THEREFORE, PQ-C as Landlord under the Lease and HC as Tenant under the Lease do agree as follows:

1.  COMMENCEMENT DATE:

    The Parties agree and confirm that the Commencement Date as defined within
Article IV of the Lease is November 17, 1988.

2.  REVISION OF LEASE PLAN:

    Attached hereto and incorporated by reference is Lease Plan (Rev. 1). In each instance wherein the Lease or this First Amendment makes reference to the "Lease Plan" such reference shall be deemed to refer to the Lease Plan (Rev. 1).

3.  SHOPPING CENTER PARKING AREAS:

    The last two sentences of Paragraph 2 of Schedule B to the Lease are amended in their entirety to read as follows:

    "Landlord agrees that the Parking Areas within the Shopping Center will always contain at least (3.50) parking spaces, and driveways and footways incidental thereto, for each one thousand (1,000) square feet of floor area in the Shopping Center and, in any event, not less than 924 such spaces or such greater number of spaces as may be required by an applicable governmental regulation, code, special use or other zoning permit. Landlord specifically agrees that the Parking Areas shown on the Lease Plan as Phase 1 will always contain 427 parking spaces (at least 366 in front of the building, including at least 320 spaces for so-called standard-size American automobiles, and no more than forty-six (46) spaces for so-called compact size automobiles) and driveways and footways incidental thereto, or such greater number of spaces as may be required by any applicable governmental regulation code, special use or other zoning permit.

4.  SHOPPING CENTER PYLON SIGNS

    Paragraph 3 of Schedule B to the Lease is amended in its entirety to read as follows:

    "Landlord's Construction Work" as defined in Section 3.1 shall include without limitation the construction by Landlord of two Shopping Center identification pylon signs, including without limitation, the base, utilities service therefor and all other appurtenances thereto, all collectively referred to as the "Pylon Signs". The location of the Pylon Signs will be as set forth upon the Lease Plan. That Pylon Sign at location indicated upon the Lease Plan adjacent to on-ramp to Highway 99 is hereinafter referred to as the "Freeway Pylon Sign" and the Pylon sign indicated at location adjacent to 20th Street near the intersection of 20th Street and Whitman Avenue is hereinafter referred to as the "20th Street Pylon Sign". Each Pylon sign shall be limited to the identification of not more than three (3) occupants conducting business within the Shopping Center. Tenant shall have the right to install, and thereafter maintain, its identification panel, and all appurtenances thereto, upon the 20th street Pylon Sign. Tenant's location and so-called "billing" thereon shall be superior to all other persons. Landlord shall cooperate with Tenant in obtaining all permits as shall be required by law and all consents required by any other persons for the installation of Tenant's identification panel upon the 20th Street Pylon Sign. Landlord shall be entitled to offer the second position located below that of Tenant herein for identification of the Market occupying Building D as shown upon the Lease Plan. The remaining Tenant identification locations upon the 20th Street Pylon Sign including the second location should the market decline such space, and the

Freeway Pylon Sign may be utilized as designated by Landlord for the Identification of Tenants and/or owner-occupants conducting business within the Shopping Center subject to the before referenced limitation of not more than three (3) identified businesses per Pylon Sign".
    In the event that Tenant assigns or sublets all or any portion of the Demised Premises to any other party, including any affiliate of Tenant, then Tenant, or its assignee or sublessee, shall also, upon 60 days" written notice to Landlord, have the right to install, and thereafter maintain, its identification panel and all appurtenances thereto, upon the Freeway Pylon Sign and Tenant's (or its assignee's or sublessee's) location and so-called "billing" thereon shall be superior to all other persons. Landlord shall cooperate with Tenant in obtaining all permits as shall be required by laws and all consents required by any other persons for the installation of Tenant's identification panel on the Freeway Pylon Sign.

5.  FIRST AMENDMENT TO SHORT FORM LEASE

    The parties hereto agree to execute a First Amendment to Short Form of Lease for recordation indicating the Commencement Date of the Lease and for the further purpose of providing notice of this First Amendment.

6.  CONFIRMATION OF LEASE AS AMENDED

    The Parties hereby confirm the Lease as amended by the First Amendment.

PACIFIC QUADRANT - CHICO
a California general partnership

BY:  THE QUADRANT CORPORATION
     a Washington Corporation, General Partner

     By:  ___________________________________________

     Its: ___________________________________________


WABAN, INC.
a Delaware corporation

By: _________________________________________________

    Its: ____________________________________________

By: _________________________________________________

    Its: ____________________________________________

                                     [MAP]

                                         88-018601     Rec Fee    11.00
                                                       Total      11.00
                                         Recorded
RECORDING REQUESTED BY               Official Records
AND WHEN RECORDED, MAIL TO:              County of
                                           Butte
                                     Candace J. Grubbs
Pacific Quadrant Development Co.          Recorder
1646 N. California Blvd., Ste. 65    3:36pm 10-Jun-88              JJ 4
Walnut Creek, CA 94596
Attention: Harold B. Hembree        )
                                    )
                                    )
___________________________________ )



                       NOTICE OF ASSIGNMENT AND ASSUMPTION

     THIS NOTICE, dated as of June 8, 1988, is to advise all persons and entities that PACIFIC QUADRANT DEVELOPMENT COMPANY, a California general partnership ("Landlord"), has become the Landlord under the three (3) leases described below, which relate to that certain real property located in Chico, California, more particularly described in Exhibit "A," which is attached hereto and incorporated herein. Landlord acquired its right, title and interest in the following leases and assumed the obligations set forth therein, by means of an Assignment and Assumption Agreement from Douglas W. Bradford ("Assignor") dated as of June 8, 1988.

     The three (3) leases include:

     1. The Shopping Center Lease between Assignor and HomeClub, Inc., dated as of June 6, 1988;

     2. The Build and Lease Agreement between Assignor and Netco Foods, Inc., dated as of May 25, 1988; and

     3. The Lease Agreement between Assignor and Pay Less Drug Stores Northwest, Inc., dated as of May 23, 1988.

     The complete terms, covenants and conditions of said leases assigned to Landlord and assumed by Landlord are set forth in said leases. Furthermore, a Memorandum of Lease has been recorded for each of said leases under the name of Assignor.



                                      1.

    IN WITNESS WHEREOF, Landlord has caused this Notice of Assignment and Assumption to be executed as of the date first set forth above.


                                 PACIFIC QUADRANT DEVELOPMENT COMPANY
                                 a California general partnership

                                 By:  Pacific RIM Development
                                      Corporation, a California
                                      corporation, Managing General
                                      Partner


                                      By:     /s/ Harold B. Hembree
                                         -------------------------------
                                            Harold B. Hembree,
                                            Senior Vice President-
                                            Operations





                                      2.

                                  EXHIBIT "A"

ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF BUTTE, CITY OF CHICO, DESCRIBED AS FOLLOWS:

LOT 4, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION," WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8 AND 9.

EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF CALIFORNIA, BY DEED RECORDED SEPTEMBER 27, 1974, IN BOOK 1941, PAGE 219, OFFICIAL RECORDS.

ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.


ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF BUTTE, CITY OF CHICO, DESCRIBED AS FOLLOWS:

LOT 9, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION," WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8 AND 9.


EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF CALIFORNIA, BY DEED RECORDED SEPTEMBER 27, 1974, IN BOOK 1941, PAGE 219, OFFICIAL RECORDS.

ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.

ALSO EXCEPTING THEREFROM THOSE PORTIONS DEEDED TO THE CITY OF CHICO, BY DEEDS RECORDED APRIL 28, 1980, IN BOOK 2510, PAGE 195, OFFICIAL RECORDS, AND RECORDED MAY 15, 1980, IN BOOK 2515, PAGE 276, OFFICIAL RECORDS.

STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF CONTRA COSTA   )



     On this 10th day of June, 1988, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared HAROLD B. HEMBREE, known to me (or proved to me on the basis of satisfactory evidence) to be the Senior Vice President-Operations of Pacific RIM Development Corporation, a California corporation, Managing General Partner of Pacific Quadrant Development Company, a California general partnership, and the officer executing the within instrument who acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors and that the partnership executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                  /s/ Ruth Cooper
(SEAL)                         --------------------------------------
                               NOTARY PUBLIC





                                     3.

                                            88-01960      |  Rec Fee    15.00
                                                          |  Total      15.00
RECORDING REQUESTED BY                      Recorded      |
AND WHEN RECORDED, MAIL TO:            Official Records   |
                                           County of      |  Pacific Quad.
Pacific Quadrant Development Co.             Butte        |
1646 N. California Blvd., Ste 650     Candace J. Grubbs   |
Walnut Creek, CA 94596                3:35pm 10-Jun-88    |            JJ    6
Attention:  Harold B. Hembree
                                 )
                                 )
Order No. 96705                  )
   ------------------------------



                     ASSIGNMENT AND ASSUMPTION AGREEMENT

    THIS AGREEMENT, dated as of JUNE 2, 1988, is made by and between DOUGLAS
W. BRADFORD ("Assignor") and PACIFIC QUADRANT DEVELOPMENT COMPANY, a California general partnership ("Assignee").

                                 RECITALS:

    A. Assignor has entered into an Agreement of Purchase and Sale and Joint Escrow Instructions with Park Springfield, Ltd., a California limited partnership, dated March 25, 1988, and three (3) amendments thereto, for the purchase of 11.231 acres of land in Chico, California, more particularly described in said Agreement. In addition, Assignor has entered into an Option Agreement with Park Springfield, Ltd., dated March 25, 1988, for the purchase of 9.68 acres of land in Chico, California, more particularly described in said Option Agreement. These agreements are collectively referred to as the "Purchase Agreement."

    B. Assignor and Assignee, in contemplation of acquiring the Property, have jointly prepared a Development Plan. In furtherance of said plan, Assignor has: (i) entered into contracts with, and obtained work product of, engineers, architects, surveyors, contractors and consultants; and (ii) obtained, or applied for, governmental permits, licenses, approvals and variances ((i) and (ii) are referred to herein collectively as the "Development Materials" and are listed in their entirety in Exhibit "A" hereto). Assignor has also entered into lease negotiations with The Home Club, Food 4 Less Markets and Payless Drugstores (collectively the "Major Tenant Leases"). The Purchase Agreement, Development Plan, Development Materials, Major Tenant Leases, and any and all other rights relating to the acquisition, development, construction and leasing of the Project in accordance with the Development Plan (except as set forth in the Assignment, Assumption and Option Agreement of even date herewith and in the Project Management Agreement of even date


                                      1.

herewith) are collectively referred to herein as the "Assignment Property."

    C. Assignee desires to acquire all of Assignor's right, title and interest in the Assignment Property.

    NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

    1.   RECITALS.  The foregoing recitals are true and correct.

    2. ASSIGNMENT AND ASSUMPTION. Assignor hereby grants, assigns, transfers and delivers to Assignee all of his right, title and interest in and to the Assignment Property. Assignee hereby accepts said assignment from Assignor, assumes all obligations set forth in the Assignment Property listed in Exhibit A, and agrees to be bound by all of the terms and conditions set forth in the Assignment Property listed in Exhibit A from and after the effective date of this Agreement. Assignee acknowledges that Assignor shall have no further obligations, liabilities or responsibilities with respect to the Assignment Property after the effective date of this Agreement, except as set forth in the Project Management Agreement and/or the Assignment, Assumption and Option Agreement and except for contracts not set forth in Exhibit A which would individually or in the aggregate impose additional obligations upon Pacific Quadrant of more than Twenty-Five Thousand Dollars ($25,000).

    3. REIMBURSABLE EXPENSES. Assignee hereby assumes Assignor's obligations to pay the unpaid expenses relating to the acquisition or preparation of the Assignment Property, as set forth in and limited by
Section 3.1 of the Assignment, Assumption and Option Agreement (collectively the "Reimbursable Expenses"). Assignee hereby agrees to pay all Reimbursable Expenses on or before their due dates.

    4. MUTUAL INDEMNIFICATIONS. Assignor hereby agrees to indemnify Assignee, hold it harmless, defend and protect it from and against any and all claims, demands, damages, losses, liabilities, liens, lawsuits and other proceedings, together with all costs and expenses thereof (including, without limitation, reasonable attorneys fees and court costs) arising from or connected with any act or omission with respect to the Assignment Property occurring prior to the effective date of this Agreement, except for items not listed in Exhibit A and except as set forth in Section 3 above. Assignee hereby agrees to indemnify Assignor, hold his harmless, defend and protect him from and against any and all claims, demands, damages, losses, liabilities, liens, lawsuits and other proceedings, together with all costs and expenses thereof (including, without limitation, reasonable attorneys fees and court costs) arising from or connected with any act or omission with respect to the Assignment Property occurring on or after the effective date of this Agreement, including,


                                      2.

without limitation, payment of the Reimbursable Expenses on or before their due date.

    5. GENERAL PROVISIONS. All Exhibits attached to this Agreement are incorporated herein by reference. This Agreement shall be governed by and construed in accordance with the laws of the State of California. It shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. In the event that any lawsuit is initiated to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to an award of reasonable attorneys' fees and court costs.

    IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the date first written above.

                                  PACIFIC QUADRANT DEVELOPMENT COMPANY
                                  a California general partnership

                                  By:  Pacific RIM Development
                                       Corporation, a California
                                       corporation, Managing General
                                       Partner

                                       By:  /s/ Harold B. Hembree
                                            ----------------------
                                             Harold B. Hembree,
                                             Senior Vice President-
                                             Operations

                                        /s/ Douglas W. Bradford
                                    -------------------------------
                                        DOUGLAS W. BRADFORD

                                        By: /s/ Edward T. Marshall
                                                 /s/ His Attorney-In-Fact
                                        Edward T. Marshall, Attorney in fact


                                      3.

STATE OF CALIFORNIA       )
                          )ss.
COUNTY OF CONTRA COSTA    )

    On this 10 day of June, 1988, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared HAROLD B. HEMBREE, known to me (or proved to me on the basis of satisfactory evidence) to be the Senior Vice President-Operations of Pacific RIM Development Corporation, a California corporation, Managing General Partner of Pacific Quadrant Development Company, a California general partnership, and the officer executing the within instrument who acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors and that the partnership executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.
[SEAL]                                 /s/Ruth Cooper
                                       -------------------
                                       NOTARY PUBLIC

STATE OF CALIFORNIA       )
                          )ss.
COUNTY OF CONTRA COSTA    )

    On this 10 day of June, 1988, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared EDWARD T. MARSHALL, known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument as the attorney-in-fact of DOUGLAS W. BRADFORD, and acknowledged to me that he subscribed the name of DOUGLAS W. BRADFORD thereto as principal, and his own name as attorney-in-fact.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


[SEAL]                                 /s/Ruth Cooper
                                       -------------------
                                       NOTARY PUBLIC


                                      4.

                                                 |
                                   88-018605     |    Rec Fee  19.00
RECORDING REQUESTED BY:            Recorded      |    Total    19.00
AND WHEN RECORDED MAIL TO:     OFFICIAL RECORDS  |
                                   County of     |
                                    Butte        |   Pacific Quad.
D. William Wagner, Esq.       Candace J. Grubbs  |
Sidley & Austin                   Recorder       |
2049 Century Park East       3:39pM 10-Jun-88    |             JJ    8
Suite 3400
Los Angeles, California 90067                            TRANSFER
                                                         TAX PAID  X
Order No. 96705
AP# 005-56-0-008-0
    005-55-0-014-0

                             SHORT FORM OF LEASE

    THIS SHORT FORM OF LEASE executed this 6th day of June, 1988, by and between DOUGLAS W. BRADFORD (hereinafter referred to as "Landlord"), whose address is 2694 Bishop Drive, Suite 202, San Ramon, CA 94583, and HOMECLUB, INC., a Delaware corporation (hereinafter referred to as "Tenant"), whose address is 140 Orangefair Mall, Suite 100, Fullerton, California 92632;

                                WITNESSETH:

    That for and in consideration of the covenants and agreements contained in that certain Lease dated June 6th, 1988 (the "Lease"), Landlord does hereby demise and lease unto Tenant, and Tenant does hereby lease from Landlord that certain real property in the City of Chico, County of Butte, State of California, within the shopping center (the "Shopping Center") situated at the intersection of Whitman Avenue and 20th Street, more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein (the "Demised Premises").

    TO HAVE AND TO HOLD the Demised Premises effective from the Commencement Date as defined in the Lease for a period of twenty (20) years, and containing four (4) five (5) year options to renew the Lease, upon the terms and conditions contained in the Lease.

    IT IS UNDERSTOOD AND AGREED that this Short Form of Lease is executed solely for the purpose of giving notice to the public of the existence of the Lease against the Demised Premises, the terms and conditions of which are expressly incorporated herein by reference for all purposes as though fully set forth herein. Should there be any inconsistency between the terms of this instrument and the Lease incorporated herein, the terms of said incorporated Lease shall prevail.

    IN WITNESS WHEREOF, the parties hereto have executed this Short Form of Lease as of the day and year first above written.

                                  LANDLORD:

                                  DOUGLAS W. BRADFORD,
                                  an individual

                                  /s/ Douglas W. Bradford
                                  -------------------------
                                  /Douglas W. Bradford

                                  TENANT:

                                  HOMECLUB, INC., a Delaware
                                  corporation



                                  By:  /s/ Herb Zarkin
                                       ------------------
                                       HERB ZARKiN
                                       Its: /s/ President
                                            --------------
                                            President

                                  By:  /s/ George Freeman
                                       -------------------
                                       George Freeman
                                       Its:  /s/ Vice President
                                             ----------------------
                                             Vice President

                            [GRAPH]

                            [GRAPH]

                               [MAP]

                                                     88-18605


                              EXHIBIT "B"



DESCRIPTION

ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF BUTTE, CITY OF CHICO, DESCRIBED AS FOLLOWS:

PARCEL A:

LOT 4, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION", WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8
AND 9.

EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF CALIFORNIA, BY DEED RECORDED SEPTEMBER 27, 1974, IN BOOK 1941, PAGE 219, OFFICIAL RECORDS.

ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.





CONTINUED ON NEXT PAGE

                                                     88-18605


EXHIBIT "B" CONTINUED



PARCEL B:

LOT 9, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION", WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8
AND 9.

EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF CALIFORNIA, BY DEED RECORDED SEPTEMBER 27, 1974, IN BOOK 1941, PAGE 219, OFFICIAL RECORDS.

ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.

ALSO EXCEPTING THEREFROM THOSE PORTIONS DEEDED TO THE CITY OF CHICO, BY DEEDS RECORDED APRIL 28, 1980, IN BOOK 2510, PAGE 195, OFFICIAL RECORDS, AND RECORDED MAY 15, 1980, IN BOOK 2515, PAGE 276, OFFICIAL RECORDS.

                                                     88-18605


STATE OF CALIFORNIA *

COUNTY OF ORANGE *

     BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared Herb Zarkin, known to me to be the President of HOMECLUB, INC., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said Corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE on this 13th day of May, 1988.

[SEAL]                 /s/ Barbara Lundquist
                       ----------------------
                       NOTARY PUBLIC FOR THE STATE
                              OF CALIFORNIA

/s/ Barbara Lundquist
-------------------------
Notary's Printed Name
My Commission Expires: 3/31/89

COMMONWEALTH OF MASSACHUSETTS*
COUNTY OF MIDDLESEX *

     BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared Geore Freeman, known to me to be the Vice-President of HOMECLUB, INC., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said Corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE on this 7th day of June, 1988.

                       /s/ Michael Holiday
                       -----------------------------------
                       NOTARY PUBLIC FOR THE COMMONWEALTH
                              OF MASSACHUSETTS


/s/ Michael Holiday
----------------------                        [SEAL]
Notary's Printed Name
My Commission Expires: 6-12-92

                                                     88-18605


State of California   )        On this 25th day of April 1988, before me,
                      ) ss.              /s/ Ruth Cooper
County of Contra Costa)        -----------------------------------------
                               the undersigned Notary Public personally
                               appeared
                                      /s/ Douglas W. Bradford
                               -----------------------------------------
                               /x/ personally known to me
                               / / proved to me on the basis of
                                   satisfactory evidence to be the
     [SEAL]                        person(s) whose name(s) he subscribed
                                   to the within instrument, and
                                   acknowledged that he executed it.
                                   WITNESS my hand and official seal.

                                      /s/ Ruth Cooper
                               ------------------------------------------
                               Notary's Signature

                                                     88-18605


(Home Club Exhibit)


                                   EXHIBIT "A"

FOR DESCRIPTION OF ENTIRE SHOPPING CENTER, SEE EXHIBIT "B" ATTACHED HERETO AND MADE A PART HEREOF.

The Demised Premises shall consist of a one-story building (the "Building"), to be constructed by Landlord as provided in said lease, containing one hundred three thousand nine hundred and nine (103,909) square feet of floor area having a depth and width of two hundred eighty-one point four feet by three hundred sixty-nine point four feet (281.4 x 369.4) and other dimensions as shown upon the plan attached hereto ("the Lease Plan"), plus an exterior nursery area containing nine thousand eight hundred and eighty (8,880) square feet of floor area, all as shown on the Lease Plan. Said Lease Plan being attached hereto and shown as Exhibit "C"

                                      [MAP]

RECORDING REQUESTED BY:

AND WHEN RECORDED MAIL TO:

D. William Wagner, Esq.
Sidley & Austin
2049 Century Park East
Suite 3400
Los Angeles, California 90067


                               SHORT FORM OF LEASE


     THIS SHORT FORM OF LEASE executed this __ day of __________________, 198_, by and between DOUGLAS W. BRADFORD (hereinafter referred to as "Landlord"), whose address is 2694 Bishop Drive, Suite 202, San Ramon, CA 94583, and HOMECLUB, INC., a Delaware corporation (hereinafter referred to as "Tenant"), whose address is 140 Orangefair Mall, Suite 100, Fullerton, California 92632;

                                 WITNESSETH:

     That for and in consideration of the covenants and agreements contained in that certain Lease dated ____________, 198_ (the "Lease"), Landlord does hereby demise and lease unto Tenant and Tenant does hereby lease from Landlord that certain real property in the city of Chico, County of Butte, State of California, within the shopping center (the "Shopping
Center") situated at the intersection of Whitman Avenue and 20th Street, more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein (the "Demised Premises").

     TO HAVE AND TO HOLD the Demised Premises effective from the Commencement Date as defined in the Lease for a period of twenty (20) years, and containing four (4) five (5) year options to renew the Lease, upon the terms and conditions contained in the Lease.

     IT IS UNDERSTOOD AND AGREED that this Short Form of Lease is executed solely for the purpose of giving notice to the public of the existence of the Lease against the Demised Premises, the terms and conditions of which are expressly incorporated herein by reference for all purposes as though fully set forth herein. Should there be any inconsistency between the terms of this instrument and the Lease incorporated herein, the terms of said incorporated Lease shall prevail.

     IN WITNESS WHEREOF, the parties hereto have executed this Short Form of Lease as of the day and year first above written.


                                       LANDLORD:

                                       DOUGLAS W. BRADFORD,
                                       an individual

                                       /s/ Douglas W. Bradford
                                       ------------------------

                                       TENANT:

                                       HOMECLUB, INC., a Delaware
                                       corporation




                                       By:  /s/  [illegible]
                                          ---------------------------

                                           Its: President
                                               ----------------------

                                       By:  /s/  [illegible]
                                          ---------------------------

                                           Its:  Vice President
                                               ----------------------

(Home Club Exhibit)

                                   EXHIBIT "A"

FOR DESCRIPTION OF ENTIRE SHOPPING CENTER, SEE EXHIBIT "B" ATTACHED HERETO AND MADE A PART HEREOF.

The Demised Premises shall consist of a one-story building (the "Building"), to be constructed by Landlord as provided in said lease, containing one hundred three thousand nine hundred and nine (103,909) square feet of floor area having a depth and width of two hundred eighty-one point four feet by three hundred sixty-nine point four feet (281.4 x 369.4) and other dimensions as shown upon the plan attached hereto ("the Lease Plan"), plus an exterior nursery area containing nine thousand eight hundred and eight (9,880) square feet of floor area, all as shown on the Lease Plan. Said Lease Plan being attached hereto and shown as Exhibit "C"

                                 Exhibit "B"

DESCRIPTION

ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF BUTTE, CITY OF CHICO, DESCRIBED AS FOLLOWS:

LOT 4, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION", WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8 AND 9.

EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH IS THE INTERSECTION OF THE EAST LINE OF LOT 2, AS SHOWN ON SAID MAP, WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99, SAID POINT BEING DISTANT 90.00 FEET SOUTHWESTERLY MEASURED AT A RIGHT ANGLE FROM THE BASE LINE AT ENGINEER'S STATION (C-1) 488+87.54 OF THE DEPARTMENT OF PUBLIC WORKS SURVEY ON ROAD 03-BUT-99 FROM POST MILE 30.0 TO 37.3; THENCE FROM SAID POINT OF BEGINNING NORTH 32 DEG. 24' 21" WEST, 718.93 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 2940.00 FEET, THROUGH AN ANGLE OF 2 DEG. 25' 14", AN ARC DISTANCE OF 124.21 FEET TO A POINT OF COMPOUND CURVE; THENCE ON A CURVE TO THE LEFT, WITH A RADIUS OF 815.00 FEET, THROUGH AN ANGLE OF 25 DEG. 39' 46", AN ARC DISTANCE OF 365.04 FEET; THENCE NORTH 60 DEG. 29' 31" WEST, 603.28 FEET; THENCE NORTH 85 DEG. 37' 47" WEST,
152.81 FEET; THENCE SOUTH 80 DEG. 00' 30" WEST, 188.24 FEET TO A POINT ON THE SOUTH LINE OF 20TH STREET, AS SHOWN ON SAID MAP OF "CHICO INDUSTRIAL PARK"; THENCE ALONG SAID SOUTH LINE OF 20TH STREET ON A CURVE TO THE LEFT, TANGENT TO A LINE BEARING NORTH 79 DEG. 40' 52" EAST, HAVING A RADIUS OF 642.00 FEET, THROUGH AN ANGLE OF 15 DEG. 22' 20", AN ARC DISTANCE OF 172.25 FEET; THENCE CONTINUING ALONG SOUTH LINE OF 20TH STREET, SOUTH 30 DEG. 29' 31" EAST, 2.33 FEET; THENCE NORTH 68 DEG. 31' 52" EAST, 114.77 FEET; THENCE NORTH 64 DEG. 28' 40" EAST, 461.74 FEET TO THE INTERSECTION OF THE SOUTHERLY LINE OF SAID 20TH STREET WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99; THENCE ALONG SAID WESTERLY LINE SOUTH 30 DEG. 29' 31" EAST, 1766.67 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.

ALSO EXCEPTING THEREFROM THOSE PORTIONS DEEDED TO THE CITY OF CHICO, BY DEEDS RECORDED APRIL 26, 1980, IN BOOK 2510, PAGE 195, OFFICIAL RECORDS, AND RECORDED MAY 15, 1980, IN BOOK 1515, PAGE 276, OFFICIAL RECORDS.

                                   Exhibit A
                                - page 1 of 2 -

DESCRIPTION

ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF BUTTE, CITY OF CHICO, DESCRIBED AS FOLLOWS:

LOT 9, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION" WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8 AND 9.

EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH IS THE INTERSECTION OF THE EAST LINE OF LOT 2, AS SHOWN ON SAID MAP, WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99, SAID POINT BEING DISTANT 90.00 FEET SOUTHWESTERLY MEASURED AT A RIGHT ANGLE FROM THE BASE LINE AT ENGINEER'S STATION (C-1) 488+87.54 OF THE DEPARTMENT OF PUBLIC WORKS SURVEY ON ROAD 03-BUT-99 FROM POST MILE 30.0 TO 37.3; THENCE FROM SAID POINT OF BEGINNING NORTH 32 DEG. 24' 21" WEST, 718.93 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 2940.00 FEET, THROUGH AN ANGLE OF 2 DEG. 25' 14", AN ARC DISTANCE OF 124.21 FEET TO A POINT OF COMPOUND CURVE; THENCE ON A CURVE TO THE LEFT, WITH A RADIUS OF 815.00 FEET, THROUGH AN ANGLE OF 25 DEG. 39' 46", AN ARC DISTANCE OF 365.04 FEET; THENCE NORTH 60 DEG. 29' 31" WEST, 603.28 FEET; THENCE NORTH 85 DEG. 37' 47" WEST,
152.81 FEET; THENCE SOUTH 80 DEG. 00' 30" WEST, 188.24 FEET TO A POINT ON THE SOUTH LINE OF 20TH STREET, AS SHOWN ON SAID MAP OF "CHICO INDUSTRIAL PARK"; THENCE ALONG SAID SOUTH LINE OF 20TH STREET ON A CURVE TO THE LEFT, TANGENT TO A LINE BEARING NORTH 79 DEG. 40' 52" EAST, HAVING A RADIUS OF 642.00 FEET, THROUGH AN ANGLE OF 15 DEG. 22' 20", AN ARC DISTANCE OF 172.25 FEET; THENCE CONTINUING ALONG SOUTH LINE OF 20TH STREET, SOUTH 30 DEG. 29' 31" EAST, 2.33 FEET; THENCE NORTH 68 DEG. 31' 52" EAST, 114.77 FEET; THENCE NORTH 64 DEG. 28' 40" EAST, 461.74 FEET TO THE INTERSECTION OF THE SOUTHERLY LINE OF SAID 20TH STREET WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99; THENCE ALONG SAID WESTERLY LINE SOUTH 30 DEG. 29' 31" EAST, 1766.67 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.

ALSO EXCEPTING THEREFROM THOSE PORTIONS DEEDED TO THE CITY OF CHICO, BY DEEDS RECORDED APRIL 28, 1980, IN BOOK 2510, PAGE 195, OFFICIAL RECORDS, AND RECORDED MAY 15, 1980, IN BOOK 1515, PAGE 276, OFFICIAL RECORDS.

                                    Exhibit A
                                 - page 2 of 2 -

STATE OF CALIFORNIA *

COUNTY OF ORANGE *


     BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared [illegible], known to me to be the President of HOMECLUB, INC., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said Corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE on this 13th day of May, 1988.

                                                   [illegible]
      [OFFICIAL NOTARY SEAL]          --------------------------------------
                                          NOTARY PUBLIC FOR THE STATE
                                            OF CALIFORNIA

      [illegible]
-------------------------
Notary's Printed Name
My Commission Expires:  [illegible]


COUNTY OF ORANGE*

     BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared [illegible], known to me to be the Vice President of HOMECLUB, INC., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said Corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE on this 7th day of June, 1988.


                                                 [illegible]
   [OFFICIAL NOTARY SEAL]           --------------------------------------
                                      NOTARY PUBLIC FOR THE COMMONWEALTH
                                                OF  [illegible]

      [illegible]
-------------------------
Notary's Printed Name
My Commission Expires: [illegible]

GENERAL ACKNOWLEDGMENT


                               [OFFICIAL NOTARY SEAL]

                            SECRETARY'S CERTIFICATE


                                                                   June 6, 1988

     I, Ann McCauley, an Assistant Secretary of HomeClub, Inc., a Delaware corporation, hereby certify that at a meeting of the Board of Directors of said corporation duly held on June 2, 1987, at which meeting a quorum of the Directors was present, upon motion duly made and seconded, it was unanimously

RESOLVED: That both (i) any one of John Levy, Herbert Zarkin, Maurice Segall and Sumner Feldberg ("Group A Officers") and (ii) any one of Arthur F. Loewy, George Freeman, Jay H. Meltzer and Maurice Segall ("Group B Officers") may sign, seal with the corporate seal, acknowledge and/or deliver, in the name of and on behalf of this corporation, any and all deeds, or other instruments of conveyance or transfer granting, conveying or transferring real estate, any and all mortgages or pledges of real property, any and all notes secured by such mortgages or pledges of real property, any and all assignments, extensions, discharges or partial releases of mortgages or pledges of real property held by this corporation, any and all agreements or instruments relating to the acquisition of real estate, any and all leases, notices of lease, assignments, surrenders, terminations, extensions or renewals of leases of real estate, whether this corporaton be named as landlord or as tenant, and any and all other agreements or instruments relating to real estate and all amendments of any of the foregoing except only that Maurice Segall shall not sign any document as both a Group A Officer and a Group B Officer; that the expression "real estate" as used herein includes any and all interests in real property; and that the act of both any one Group A Officer and any one Group B Officer in so signing, sealing with the corporate seal, acknowledging and/or delivering any of the aforesaid agreements or instruments may be relied upon by persons dealing with this corporation as conclusive evidence of the authority of said person so acting.

     I also certify that said vote has not been repealed or modified in any way and is still in full force and effect.

ATTEST:

                                          /s/     Ann McCauley
                                       ---------------------------------------
                                               Assistant Secretary

                            SECRETARY'S CERTIFICATE


                                                                   June 6, 1988


     I, Ann McCauley, an Assistant Secretary of Zayre Corp., a Delaware corporation, hereby certify that at a meeting of the Board of Directors of said corporation duly held on June 2, 1987, at at which meeting a quorum of the Directors was present, upon motion duly made and seconded, it was unanimously

RESOLVED: That both (i) any one of Maurice Segall, Summer Feldberg and Arthur
          F. Loewy ("Group A Officers") and (ii) any one of Malcolm J.
          Sherman, George Freeman, Jay H. Meltzer and Edward J. Weisberger ("Group B Officers") may sign, seal with the corporate seal, acknowledge and/or deliver, in the name of and on behalf of this Corporation, any and all guarantees by this Corporation of (a) any obligations of any majority-owned subsidiaries of this Corporation, or (b) any obligations of any majority-owned subsidiaries of majority-owned subsidiaries of this Corporation and that the act of both any one Group A Officer and any one Group B Officer in so signing, sealing with the corporate seal acknowledging and/or delivering any such guarantees may be relied upon by persons dealing with this Corporation as conclusive evidence of the authority of said person so acting.

     I also certify that said vote has not been repealed or modified in any way and is still in full force and effect.

ATTEST:

                                          /s/     Ann McCauley
                                       ---------------------------------------
                                               Assistant Secretary

                                  GUARANTEE

     Reference is made to a Shopping Center Lease (the "Lease") dated ____________, 1988, between DOUGLAS W. BRADFORD (hereinafter referred to as "Landlord"), and HOMECLUB, INC., a Delaware corporation (hereinafter referred to as "Tenant"), of certain premises within the shopping center in Chico, California, located at the intersection of Whitman Avenue and 20th Street.

     In consideration of Landlord's having executed said Lease at the request of Zayre Corp., a Delaware corporation ("Zayre" or "Guarantor"), and in further consideration of One Dollar and other valuable consideration paid, the receipt of which is hereby acknowledged, Zayre hereby unconditionally guarantees to Landlord and his heirs, personal representatives, successors and assigns the payment of the rent provided for in said Lease and the performance and observance of all agreements and conditions contained in said Lease on the part of Tenant to be performed or observed. At Landlord's election, Zayre may be brought into any action or proceeding commenced by Landlord against Tenant in connection with and based upon said Lease, or any provision thereof, prior to obtaining a judgment against Tenant therein. Notwithstanding anything contained herein to the contrary, Zayre shall have all defenses and rights of Tenant and its successors and assigns (except their financial disability) with respect to the performance and payments under the Lease and the obligations of Zayre hereunder shall be measured by and shall in no event be greater that the obligations of Tenant. Zayre hereby agrees that it shall in no way be released from it obligtions under this Guarantee by any of the following actions: any assignment of said Lease or any subletting of the demised premises by Tenant, any Leasehold Lender, or any subtenant, successor, or assignee of Tenant, any new Lease with Leaseholder Lender or party designated by such Lender as provided in Section
18.6 of the Lease, any waiver of default or any extension of time or other favor or indulgence granted by Landlord to Tenant, any failure to receive notice of any of said actions, the expiration or termination of the Lease (except as provided below), or any extension of the terms of the Lease in accordance with the provisions of the Lease. Zayre hereby waives notice of non-payment or any other default in the performance or observance of any agreement or condition contained in said Lease on the part of Tenant to be performed or observed.

     Anything to the contrary herein notwithstanding: (A) if said Lease shall be terminated pursuant to the provisions of Article 12 of said Lease at a time when the tenant in progression shall not be Zayre, or a subsidiary of Zayre, then Zayre shall not be liable for the payment of any rent or for the performance or observance of any agreements or conditions to be paid, performed or observed which become due or arise after the date of such termination, unless at the time of such termination Landlord shall have offered to Zayre in writing a Lease for the balance of the Lease Term (as defined in the Lease) upon the provisions in said Lease contained; Zayre shall have a period of sixty (60) days after receipt of such offer to accept such offer. If Zayre accepts Landlord's offer, then such Lease shall be deemed to mitigate Landlord's damages.

     (B) If Tenant is adjudicated bankrupt, or if any bankruptcy action involving Tenant is commenced or filed, or if a petition or reorganization, arrangement, or similar relief is filed against Tenant, then subject to the foregoing at such time as the trustee or administrator rejects the Lease, Zayre shall pay to Landlord all accrued, unpaid rent upon the condition that within thirty (30) days following notice to Landlord of such rejection Landlord shall have offered to Zayre in writing a Lease for the balance of the Lease Term upon the provisions of the Lease, including payment of the rental obligations as provided above, which offer must remain open for not less than sixty (60) days after receipt of such written offer. If Zayre accepts Landlord's offer, then such Lease shall be deemed to mitigate Landlord's damages.

     In the event that any legal action or other proceeding is commenced with respect to this Guarantee, the unsuccessful party shall reimburse the prevailing party for all reasonable attorney's fees and costs incurred in connection therewith, including, without limitation all such fees or costs incurred on any appeal from such action or proceeding.

     This Guarantee shall bind the successors and assigns of Guarantor, and it shall inure to benefit of the heirs, personal representations, successors and assigns of Landlord. Guarantor further agrees that Landlord may, without approval, assign its rights under this Guarantee, in whole or in part, to any person or entity obtaining an ownership interest or security interest of any nature in the Lease, provided that, unless Tenant is a wholly-owned subsidiary of Guarantor at the time, Landlord shall give notice of such assignment within thirty (30) days thereof to Guarantor.

     This Guarantee shall be governed by, and construed in accordance with, the laws of the State of California.

     No provisions of this Guarantee or right of Landlord hereunder can be waived in whole or in part, nor can Zayre be released from Zayre's obligations hereunder, except either by a) a writing duly executed by Landlord and an authorized officer of Landlord's lender, if any, holding a lien upon the Demised Premises as defined in the Lease, b) operation of law, or c) operation of the Lease.

     Zayre represents that HomeClub is a wholly-owned subsidiary of Zayre.

     Zayre has caused this Guarantee to be executed and its corporate seal to be hereto affixed by Maurice Segall, its President, and George Freeman, its Vice President hereunto duly authorized all as of the ____ day of ____________, 1988.

                                       ZAYRE CORP.

                                  By:
                                      ----------------------------------------
                                      Maurice Segall, President


                                  By:
                                      ----------------------------------------
                                      George Freeman, Vice President

                                   EXHIBIT "A"


                               ASSIGNMENT PROPERTY
                               -------------------

      The "Assignment Property" assigned by Assignor and assumed by Assignee pursuant to Section 2 of the Assignment and Assumption Agreement between them dated as of June 8, 1988, includes the following:

      1. The Agreement of Purchase and Sale and Joint Escrow Instructions between Assignor and Park Springfield, Ltd., a California limited partnership, dated as of March 25, 1988, and subsequently amended as of April 15, 1988, May 1, 1988, and May 13, 1988, for the acquisition of 11.231 acres of land in Chico, California;

      2. The Agreement of Purchase and Sale and Joint Escrow Instructions executed by Assignor and Park Springfield, Ltd., to exercise the Option Agreement between them dated as of March 25, 1988, and to consummate the acquisition of 9.68 acres of land in Chico, California;

      3. The Assessment District and Cost-Sharing Agreement between Assignor and Park Springfield, Ltd., dated as of June 8, 1988;

      4.  The Shopping Center Lease between Assignor and HomeClub, Inc.;


      5.  The Build and Lease Agreement between Assignor and Netco
          Foods, Inc.;

      6. The Lease Agreement between Assignor and Pay Less Drug Stores Northwest, Inc.;

      7.  The Development Plan prepared by Assignor and Assignee;

      8. All "Development Materials," as defined in Recital B of this Assignment and Assumption Agreement and as specified in the following page of this Exhibit "A," which is attached hereto and incorporated herein; and

      9. Any and all other rights not expressly specified herein relating to the acquisition, development, construction and leasing of the 20th & Whitman Shopping Center Project in accordance with the Development Plan (except as set forth in the Assignment, Assumption and Option Agreement and/or in the Project Management Agreement between Assignor and Assignee.)

                              DEVELOPMENT MATERIALS

VENDOR/CONTRACTOR                    DESCRIPTION OF WORK
-----------------                    -------------------

Orrland Co.                            Site Plans and Elevations

Musil Perkowitz & Ruth                 Construction Drawings

Carl Rottschalk & Assoc.               Landscape Plans (Preliminary Phase I,
                                       Phase II, State Right of Way

Rolls Anderson & Rolls                 Civil Engineering, Phase I & II &
                                       Whitman Avenue Assmt.  Dist., Owners
                                       Participation Agt.

TJKM Engineers                         Traffic Signal Design

JTS Engineering                        ALTA Survey

Laver Roper & Assoc.                   Soils Testing, Environmental
                                       Assessment

Kleinfelder                            Groundwater & Toxic Testing

JOS.  J. Blake, AIA                    Appraisal

WM. Dolan, AIA                         Easement Appraisal

City of Chico                          All permits and approvals received
                                       from the City of Chico subject to
                                       all conditions and extractions
                                       thereto.

RECORDING REQUESTED BY             )
AND WHEN RECORDED, MAIL TO:        )
                                   )
Pacific Quadrant Development Co.   )
c/o Pacific RIM Development Corp.  )
1646 N. California Blvd., Ste. 650 )
Walnut Creek, CA 94596             )
Attn: Robert Claflin               )

----------------------------------- -------------------------------------------

                    ASSIGNMENT AND ASSUMPTION OF GUARANTEE

      THIS AGREEMENT, dated as of _____________________________________,  1988, is made by and between DOUGLAS W. BRADFORD ("Assignor") and PACIFIC QUADRANT DEVELOPMENT COMPANY, a California general partnership ("Assignee").

                               R E C I T A L S :
                               -----------------

      A. By means of an Assignment and Assumption Agreement of even date herewith, Assignor has assigned to Assignee all of his right, title and interest in and to that certain Shopping Center Lease between Assignor and HomeClub, Inc., dated as of June 6, 1988 (the "Lease"), and Assignee has assumed all obligations thereunder and agreed to be bound thereby.

      B. Tenant's obligations to pay rent and to perform and observe all agreements and conditions contained in the Lease are guaranteed by that certain Guarantee from the Zayre Corporation, dated as of June 6, 1988 (the "Guarantee"). A copy of the Guarantee is attached hereto as Exhibit "A" and incorporated herein.

      C. Assignee desires to acquire all of Assignor's right, title and interest in the Guarantee, and Assignor is willing to assign the same to Assignee on the terms, covenants and conditions set forth herein.

      NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

      1.  RECITALS.  The foregoing recitals are true and correct.

      2. ASSIGNMENT AND ASSUMPTION. Assignor hereby grants, assigns, transfers and delivers to Assignee all of his right, title and interest in and to the Guarantee. Assignee hereby accepts said assignment from Assignor, assumes all obligations of Landlord set forth in the Guarantee, and agrees to be bound by all of the terms, covenants and conditions set forth therein from and after the effective date of this Agreement.

    3. MUTUAL INDEMNIFICATIONS. Assignor hereby agrees to indemnify Assignee, hold it harmless, defend and protect it from and against any and all claims, demands, damages, losses, liabilities, liens, lawsuits and other proceedings, together with all costs and expenses thereof (including, without limitation, reasonable attorneys fees and court costs) arising from or connected with any act or omission with respect to the Guarantee occurring prior to the effective date of this Agreement. Assignee hereby agrees to indemnify Assignor, hold him harmless, defend and protect him from and against any and all claims, demands, damages, losses, liabilities, liens, lawsuits and other proceedings, together with all costs and expenses thereof (including, without limitation, reasonable attorney's fees and court costs) arising from or connected with any act or omission with respect to the Guarantee occurring after the effective date of this Agreement.

    4. GENERAL PROVISIONS. This Agreement shall be governed by and construed in accordance with the laws of the State of California. It shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. In the event that any lawsuit is initiated to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to an award of reasonable attorneys' fees and court costs.

    IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the date first written above.

                                       PACIFIC QUADRANT DEVELOPMENT COMPANY
                                       a California general partnership

                                       By:   Pacific RIM Development
                                             Corporation, a California
                                             corporation, Managing General
                                             Partner



                                             By: /s/ Harold B. Hembree
                                                 ------------------------------
                                                 Harold B. Hembree,
                                                 Senior Vice President-
                                                 Operations


                                       /s/ Douglas W. Bradford
                                       ----------------------------------------
                                           DOUGLAS W. BRADFORD

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF CONTRA COSTA )

      On this 10 day of June, 1988, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared HAROLD B. HEMBREE, known to me (or proved to me on the basis of satisfactory evidence) to be the Senior Vice President-Operations of Pacific RIM Development Corporation, a California corporation, Managing General Partner of Pacific Quadrant Development Company, a California general partnership, and the officer executing the within instrument who acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors and that the partnership executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.


                                       /s/ Ruth Cooper
 [ S E A L ]                           ----------------------------------------
                                       NOTARY PUBLIC


STATE OF CALIFORNIA    )
                       )   ss.
COUNTY OF CONTRA COSTA )

      On this 10 day of June, 1988, before me, a Notary Public in and for said State, duly commissioned and sworn, personally appeared DOUGLAS W. BRADFORD, known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

                                       /s/ Ruth Cooper
 [ S E A L ]                           ----------------------------------------
                                       NOTARY PUBLIC

                                 EXHIBIT "A"

                                  GUARANTEE

     Reference is made to a Shopping Center Lease (the "Lease") dated June 6, 1988, between DOUGLAS W. BRADFORD (hereinafter referred to as "Landlord"), and HOMECLUB, INC., a Delaware corporation (hereinafter referred to as "Tenant"), of certain premises within the shopping center in Chico, California, located at the intersection of Whitman Avenue and 20th Street.

     In consideration of Landlord's having executed said Lease at the request of Zayre Corp., a Delaware corporation ("Zayre" or "Guarantor"), and in further consideration of One Dollar and other valuable consideration paid, the receipt of which is hereby acknowledged, Zayre hereby unconditionally guarantees to Landlord and his heirs, personal representatives, successors and assigns the payment of the rent provided for in said Lease and the performance and observance of all agreements and conditions contained in said Lease on the part of Tenant to be performed or observed. At Landlord's election, Zayre may be brought into any action or proceeding commenced by Landlord against Tenant in connection with and based upon said Lease, or any provision thereof, prior to obtaining a judgment against Tenant therein. Notwithstanding anything contained herein to the contrary, Zayre shall have all defenses and rights of Tenant and its successors and assigns (except their financial disability) with respect to the performance and payments under the Lease and the obligations of Zayre hereunder shall be measured by and shall in no event be greater than the obligations of Tenant. Zayre hereby agrees that it shall in no way be released from its obligations under this Guarantee by any of the following actions: any assignment of said Lease or any subletting of the demised premises by Tenant, any Leasehold Lender, or any subtenant, successor, or assignee of Tenant, any new Lease with Leasehold Lender or party designated by such Lender as provided in Section 18.6 of the Lease, any waiver of default or any extension of time or other favor or indulgence granted by Landlord to Tenant, any failure to receive notice of any of said actions, the expiration or termination of the Lease (except as provided below), or any extension of the terms of the Lease in accordance with the provisions of the Lease. Zayre hereby waives notice of non-payment or any other default in the performance or observance of any agreement or condition contained in said Lease on the part of Tenant to be performed or observed.

     Anything to the contrary herein notwithstanding: (A) if said Lease shall be terminated pursuant to the provisions of Article 12 of said Lease at a time when the tenant in possession shall not be Zayre, or a subsidiary of Zayre, then Zayre shall not be liable for the payment of any rent or for the performance or observance of any agreements or conditions to be paid, performed or observed which become due or arise after the date of such termination, unless at the time of such termination Landlord shall have offered to Zayre in writing a Lease for the balance of the Lease Term (as defined in the Lease) upon the provisions in said Lease contained; Zayre shall have a period of sixty (60) days after receipt of such offer to accept such offer. If Zayre accepts Landlord's offer, then such Lease shall be deemed to mitigate Landlord's damages.

     (B) If Tenant is adjudicated bankrupt, or if any bankruptcy action involving Tenant is commenced or filed, or if a petition or reorganization, arrangement, or similar relief is filed against Tenant, then subject to the foregoing at such time as the trustee or administrator rejects the Lease, Zayre shall pay to Landlord all accrued, unpaid rent upon the condition that within thirty (30) days following notice to Landlord of such rejection Landlord shall have offered to Zayre in writing a Lease for the balance of the Lease Term upon the provisions of the Lease, including payment of the rental obligations as provided above, which offer must remain open for not less than sixty (60) days after receipt of such written offer. If Zayre accepts Landlord's offer, then such Lease shall be deemed to mitigate Landlord's damages.

     In the event that any legal action or other proceeding is commenced with respect to this Guarantee, the unsuccessful party shall reimburse the prevailing party for all reasonable attorney's fees and costs incurred in connection therewith, including, without limitation all such fees or costs incurred on any appeal from such action or proceeding.

     This Guarantee shall bind the successors and assigns of Guarantor, and it shall inure to the benefit of the heirs, personal representations, successors and assigns of Landlord. Guarantor further agrees that Landlord may, without approval, assign its rights under this Guarantee, in whole or in part, to any person or entity obtaining an ownership interest or security interest of any nature in the Lease, provided that, unless Tenant is a wholly-owned subsidiary of Guarantor at the time, Landlord shall give notice of such assignment within thirty (30) days thereof to Guarantor.

     This Guarantee shall be governed by, and construed in accordance with, the laws of the State of California.

     No provisions of this Guarantee or right of Landlord hereunder can be waived in whole or in part, nor can Zayre be released from Zayre's obligations hereunder, except either by a) a writing duly executed by Landlord and an authorized officer of Landlord's lender, if any, holding a lien upon the Demised Premises as defined in the Lease, b) operation of law, or c) operation of the Lease.

     Zayre represents that HomeClub is a wholly-owned subsidiary of Zayre.

     Zayre has caused this Guarantee to be executed and its corporate seal to be hereto affixed by Maurice Segall, its President, and George Freeman, its Vice President hereunto duly authorized all as of the 6th day of June, 1988.

                                            ZAYRE CORP.


                                       By:  /s/ Maurice Segall
                                            ----------------------------------
                                            Maurice Segall, President




                                       By:  /s/ George Freeman
                                            ----------------------------------
                                            George Freeman, Vice President

                             SHOPPING CENTER LEASE
                               CHICO, CALIFORNIA

                                    Between


                                 HOMECLUB, INC.
                                   as Tenant

                                      and

                              DOUGLAS W. BRADFORD
                                  as Landlord

                     HOMECLUB, INC. SHOPPING CENTER LEASE

                              TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----

ARTICLE I         PREMISES                                                 1
ARTICLE II        TITLE AND OTHER OBLIGATIONS                              1
ARTICLE III       CONSTRUCTION AND PRE-TERM OCCUPANCY                      3
ARTICLE IV        LEASE TERM                                               4
ARTICLE V         RENT                                                     8
ARTICLE VI        REAL ESTATE TAXES                                       10
ARTICLE VII       REPAIRS AND UTILITIES                                   13
ARTICLE VIII      ALTERATIONS                                             16
ARTICLE IX        FIRE AND OTHER CASUALTY                                 18
ARTICLE X         EMINENT DOMAIN                                          22
ARTICLE XI        INDEMNIFICATION                                         24
ARTICLE XII       DEFAULT                                                 25
ARTICLE XIII      SELF-HELP                                               27
ARTICLE XIV       WAIVER OF SUBROGATION                                   28
ARTICLE XV        MORTGAGE SUBORDINATION                                  29
ARTICLE XVI       ASSIGNMENT                                              30
ARTICLE XVII      [intentionally omitted]                                 31
ARTICLE XVIII     LEASEHOLD MORTGAGES                                     31
ARTICLE XIX       GENERAL                                                 33
ARTICLE XX        SALE OF DEMISED PREMISES BY LANDLORD                    39

SCHEDULE A        DESCRIPTION OF DEMISED PREMISES
SCHEDULE B        LANDLORD'S OBLIGATIONS
SCHEDULE C        LANDLORD'S CONSTRUCTION WORK
SCHEDULE D        SUBORDINATION, RECOGNITION AND ATTORNMENT AGREEMENT
SCHEDULE E        ZAYRE GUARANTEE
SCHEDULE F        SHORT FORM LEASE


                    HOMECLUB, INC. SHOPPING CENTER LEASE

           Lease dated June 6, 1988, between DOUGLAS W. BRADFORD, as Landlord (hereinafter referred to as "Landlord"), and HOMECLUB, INC., a Delaware corporation, as Tenant (hereinafter referred to as "Tenant").

                                  ARTICLE I

                                  PREMISES

    1.1 In consideration of the rents, agreements and conditions herein reserved and contained on the part of Tenant to be paid, performed and observed, Landlord does hereby demise and lease to Tenant, for the term hereinafter set forth, the premises described in Schedule A attached hereto as the Demised Premises (the "Demised Premises") consisting of 103,909 square feet of building space plus 9,880 square feet of an exterior nursery area within the shopping center described in Schedule A as the Shopping Center (the "Shopping Center").


    1.2 Landlord warrants to Tenant that Tenant while operating a retail and/or wholesale home improvement store together with an exterior garden shop and lumber area will not be in violation of any exclusives or other agreements which Landlord may have with other tenants, lenders, governmental entities or any other parties, and Landlord further warrants: (i) that the Demised Premises are zoned to permit use of the Demised Premises as a retail and wholesale general merchandiser, including without limitation, the sale of home improvement merchandise including lumber sales and a garden shop,
(ii) the real property described in Schedule A (excluding groundwater, except that Landlord represents that it has no information regarding onsite groundwater contamination or, to the extent caused by onsite contamination, any offsite contamination) is free from contamination by any hazardous or toxic substances, waste, or constituents, including any hydrocarbonic substances, and (iii) as of the Commencement Date no building, health, safety, or environmental laws, ordinances or regulations of public authorities having jurisdiction materially restrict in any way the conduct of a retail and/or wholesale home improvement store throughout the Demised Premises or the sale therein of any and all merchandise and services connected therewith. Landlord hereby indemnifies Tenant against any claims or damages suffered or claimed to be suffered as a result of any breach of the foregoing warranties pertaining to Tenant's use of the Demised Premises.

                                  ARTICLE II

                        TITLE AND OTHER OBLIGATIONS

    2.1 Landlord has furnished Tenant with two preliminary title reports covering the Demised Premises and the Shopping Center issued by First American Title Insurance Company (the "Title Company") as Order No. BU-96705 (dated as of February 10, 1988; hereafter "Title Report Lot 9"), and Order No. BU-96705-A (dated as of February 10, 1988; "Title Report Lot 4") (collectively, the "Title Report"), together with copies of all the documents referred to therein and a survey prepared in accordance with ALTA standards (collectively the "Title Evidence"). Tenant will permit as exceptions to title, exception numbers 1, 2, 3 and 6 as shown on Title Report Lot 4, and 1, 2, 3 and 6, as shown on Title Report Lot 9 (the "Permitted Exceptions"). If any exceptions which are not Permitted Exceptions (the "Unpermitted Exceptions") exist, Landlord shall have fifteen (15) days after the execution of this lease to provide evidence to Tenant that it has caused or will cause such Unpermitted Exceptions to be removed of record or agree to provide an endorsement to the Leasehold Title Policy (as hereinafter defined) over such Unpermitted Exceptions, which endorsement shall be in form and substance acceptable to Tenant. If Landlord shall fail in said fifteen (15) days to either cause the removal of such Unpermitted Exceptions or to agree to provide an endorsement over such Unpermitted Exceptions, then Tenant shall have the right to terminate this lease by giving Landlord written notice within ten (10) days after the end of said fifteen (15) day period. If Tenant shall fail within said ten (10) days to give such notice of termination to Landlord, then thereafter the Unpermitted Exceptions shall be deemed Permitted Exceptions. Landlord shall promptly cause the Title Company to issue its ALTA Leasehold Owner's Title Insurance Policy including extended coverage to Tenant, subject only to the Permitted Exceptions, insuring Tenant's leasehold estate in the Demised Premises, with liability in the amount of Three Million Dollars ($3,000,000.00) (the "Leasehold Title Policy"). If Landlord fails to provide Tenant with the Leasehold Title Policy as required herein, Tenant may terminate this lease, and neither Landlord nor Tenant shall have any claims against the other in connection with this lease. Subject to Tenant's approval, Landlord may cause a plat of subdivision to be prepared and recorded which shows the Demised Premises as a separate legally subdivided lot or parcel. Thereafter, Landlord shall promptly (i) prepare a revised short form lease reflecting the revised legal description of the Demised Premises, and (ii) cause an endorsement to be issued to the Leasehold Title Policy to reflect the legal description of the Demised Premises as subdivided.

    2.2 Simultaneously with the execution of this lease Landlord and Tenant shall execute an instrument, substantially in the form attached hereto as Schedule F, recordable in form, setting forth the parties, a description of the Demised Premises and the Shopping Center, the Lease Term and such other provisions of this lease as may be reasonably requested by either party to constitute a "short form lease" or other instrument adequate, in the opinion of Tenant, for recording purposes. Without expense to Tenant, Landlord shall cause said short form lease or other instrument to be recorded in the appropriate land records upon, and only upon, request by Tenant that same be recorded. After the Commencement Date shall be fixed, upon the written request of either Landlord or Tenant, Landlord and Tenant will enter into an amended "short form lease" or other such instrument to fix the Commencement Date of record which amended short form of lease shall be recorded by Landlord upon, and only upon, Tenant's request for recording thereof.

    2.3   Tenant shall cause Zayre Corp., a Delaware corporation,
("Guarantor") to execute a lease guaranty in the form as that attached hereto as Schedule E and deliver such guaranty to Landlord within ten (10) business days from the date of lease execution by Tenant.

    2.4 It is a condition of Tenant's obligations under this lease that Food 4 Less Market or a substitute market of like quality and size with ten
(10) or more stores in operation in California (the "Inducement Tenant") shall sign a lease with Landlord for 40,000 or more square feet of floor space within the Shopping Center by June 15, 1988 or at which time Landlord purchases the property described in Schedule A as the Shopping Center, whichever date is earlier (the "Inducement Condition"). If the Inducement Tenant has not opened for business prior to March 1, 1989, Tenant may have the "Minimum Rent" (defined hereinafter) reduced as provided in Section 5.1(E) herein.

                                  ARTICLE III

                     CONSTRUCTION AND PRE-TERM OCCUPANCY

    3.1 CONSTRUCTION. Landlord agrees that the work described in Schedule C attached hereto as "Landlord's Construction Work" will be commenced promptly after the approval of the detailed plans and specifications provided for in Schedule C, and that Landlord's Construction Work will be prosecuted to completion with due diligence and shall be done at Landlord's own cost and expense.

    3.2 PRE-TERM OCCUPANCY. Tenant shall have the right, without payment of rent or other charge, after the execution of this lease and prior to the "Commencement Date" (hereinafter defined), upon timely notice given to Landlord, to enter the Demised Premises to inspect the same and to make such improvements thereto as it shall have the right to make and install therein fixtures, supplies, merchandise and other property. Tenant agrees that any such entry and the making of any such improvements and any such installation shall be done without unreasonably hampering Landlord's construction of the Demised Premises and without creating additional cost for the Landlord. No such entry by Tenant shall be deemed an acceptance of the Demised Premises. Until the Commencement Date, Landlord shall pay the cost of water, sewer, electricity, gas, heat, air conditioning and other utilities available upon the Demised Premises; and until such time Tenant shall have the right to use, without charge, water, sewer, electricity, gas, heat, air conditioning and other utilities available upon the Demised Premises. Prior to the Commencement Date while Tenant may be making improvements to the Demised Premises or installing in the Demised Premises fixtures, supplies, merchandise and other property, as hereinabove provided, Tenant shall be in the Demised Premises at its own risk and shall save Landlord harmless from, and defend and indemnify Landlord against, any and all injury to person or property caused by or resulting from any act, omission or negligence of Tenant or any agent or employee of Tenant. It is a condition of this save harmless and indemnification that Tenant shall receive notice of any such claim against Landlord.

                                  ARTICLE IV

                                  LEASE TERM

    4.1 ORIGINAL TERM. The original term of this lease (the "Original Term") shall be a period of twenty (20) years and a fraction of a month commencing on the "Commencement Date" (hereinafter defined), and terminating on the last day of the month in which the twentieth anniversary of the Commencement Date occurs, except, however, that if the Commencement Date shall be a first day of a calendar month, then the Original Term shall be the period of twenty (20) years commencing on the Commencement Date and terminating on the twentieth (20th) anniversary thereof.

    4.2 OPTIONS. Tenant shall have the right, at its election, to extend the Original Term, an extension period of five (5) years commencing upon the expiration of the Original Term (sometimes herein referred to as an "Extension Period" or the "First Extension Period"), provided that Tenant shall give Landlord notice of the exercise of its election at least six (6) months prior to the expiration of the Original Term. If Tenant exercises its right to extend the Original Term for the First Extension Period, Tenant shall have the right, as its election, to further extend the Lease Term (as hereinafter defined) an additional extension period of five (5) years commencing upon the expiration of the First Extension Period (sometimes herein referred hereto as an "Extension Period" or the "Second Extension Period"), provided that Tenant shall give Landlord notice of the exercise of its election at least six (6) months prior to the expiration of the First Extension Period. If Tenant exercises its right to extend the Lease Term for the Second Extension Period, Tenant shall have the right, at its election, to further extend the Lease Term an additional extension period of five (5) years commencing upon the expiration of the Second Extension Period (sometimes herein referred to as an "Extension Period" or the "Third Extension Period"), provided that Tenant shall give Landlord notice of the exercise of its election at least six (6) months prior to the expiration of the Second Extension Period. If Tenant exercises its right to extend the Lease Term for the Third Extension Period, Tenant shall have the right, at its election, to further extend the Lease Term an additional extension period of five (5) years commencing upon the expiration of the Third Extension Period (sometimes herein referred to as an "Extension Period" or the "Fourth Extension Period") provided that Tenant shall give Landlord notice of the exercise of its election at least six (6) months prior to the expiration of the Third Extension Period. In addition to the foregoing option rights, at the end of the original term, if no extension has been elected, or at the end of any Extension Period, if no further extension has been elected, Tenant shall have the option to extend the Lease Term until January 31st next following (the "Extra Period"), provided that Tenant shall give Landlord notice of the exercise of its election at least six (6) months prior to the expiration of the Original Term or last elected Extension Period. Prior to the exercise by Tenant of any of said elections under this Section 4.2 to extend the Original Term, the expression "Lease Term" shall mean the Original Term; after the exercise by Tenant of any of said elections, the expression "Lease Term" shall mean the Original Term as it may have been then extended. Except as expressly otherwise provided in this lease, all the covenants, terms and conditions in this lease contained shall apply to the period or periods to which the Original Term shall be extended, as aforesaid. If Tenant shall give notice of the exercise of an election under this Section 4.2 in the manner and within the time provided aforesaid, the Lease Term shall be extended upon the giving of such notice without the requirement of any action on the part of Landlord.

    4.3 COMMENCEMENT. An "Opening Day" shall be any Monday through Friday (except legal holidays) between March 1 and the following September 30. The "Commencement Date" shall be the first Opening Day after the later to occur of the following dates:

          (1) the thirtieth (30th) day after both the completion of Landlord's Construction Work, and the receipt by Tenant of notice thereof from Landlord;

          (2) the one hundred and fifteenth (115th) day after Landlord shall have delivered to Tenant all of the fully executed and acknowledged instruments referred to in Paragraph 11 of Schedule B, or September 30, 1988 (or such later date as determined pursuant to Section 4.10), if said delivery is made on or before June 24, 1988, and within 5 days after Landlord's acquisition of the property for the Demised Premises;

          (3) the forty-fifth (45th) day after the "fixture day" (as hereinafter defined);

          (4) the fifty-fifth (55th) day after Tenant shall receive from Landlord a ten-day notice of the arrival of the fixture day;

          (5) the tenth (10th) day after Landlord shall deliver to Tenant a final certificate of occupancy (or its equivalent), if the same shall be issuable in accordance with local law or custom;

except that if the Demised Premises shall be formally opened for business with customers prior to the Commencement Date determined as above provided, then such date of formal opening shall be the Commencement Date. The "fixture day" shall be the day upon which Landlord's Construction Work shall have progressed to such a point that the floor in the Demised Premises shall have been completed, all lighting and wiring shall have been completed and shall be operating, and the heating, ventilating and air conditioning systems (sometimes herein referred to as the "HVAC") shall have been installed and shall be operating automatically, all toilets shall be operating, all work requiring scaffolding shall have been completed, complete security shall have been established throughout the Demised Premises, the Demised Premises shall be in broom clean condition, the sprinkler system shall have been installed and shall be operating automatically and a paved area shall have been provided which shall be adequate for access by Tenant's delivery vehicles from Whitman Avenue and E. 20th Street and for parking thereof adjacent to the front or rear of the Demised Premises. If Landlord cannot provide Tenant with reasonable assurances that Landlord's Construction Work as defined in Schedule C will be completed within forty-five (45) days after the fixture date, or the date Tenant would have been able to open otherwise, whichever date is later, then Tenant shall have the right, at its election, and upon giving notice thereof to Landlord, to complete so much of Landlord's Construction Work, according to the plans and specifications and in a good and workmanlike manner, for the account of Landlord as Tenant shall elect to complete, and if Landlord shall fail to reimburse Tenant upon demand for any amount (including, without limitation, overtime charges for labor) paid for such completion, said amount may be deducted from any payments of rent due under this lease. For the purposes of this Article IV and Article V, Landlord's Construction Work shall be deemed completed notwithstanding that the correction of certain minor punch list items in the nature of "touchups" or "adjustments" may be required for full completion provided that (i) neither the failure of completion nor the act of completion shall interfere with Tenant's use or enjoyment of the Demised Premises or any rights of Tenant under this lease, and (ii) Landlord shall diligently complete any such touchup or adjustment upon receiving notice of the need therefor.

    4.4  [Intentionally omitted.]

    4.5 Landlord agrees that upon the Commencement Date, the Demised Premises and all rights of Tenant under this lease will be free and clear of all title matters, except as set forth in this lease (including Schedule B), and that construction of the Demised Premises and the Shopping Center and the use of the Shopping Center, including the Demised Premises, for retail and wholesale operations, and parking areas will be in full compliance with all laws, ordinances and regulations of any public authorities and insurance rating bureaus having jurisdiction (including without limitation zoning and building codes), and all necessary governmental permits and certificates of occupancy shall have been issued. Landlord agrees that if at any time or times any public authorities or insurance rating bureaus having jurisdiction shall complain that the Demised Premises or the Shopping Center shall not have been constructed in compliance with any law, ordinance, or regulation, in existence at the time of construction, of any public authority or insurance rating bureau having jurisdiction and shall request compliance, and if failure to comply shall in any way affect the use of the Demised Premises by Tenant or affect any other rights of Tenant, then Landlord shall upon receipt of notice of such complaint cause such repairs, alterations, or other work to be done so as to bring about the compliance requested. If by reason of such failure of compliance or by reason of such repairs, alterations or other work done by Landlord, Tenant shall be deprived of the use or enjoyment of the whole or any part of the Demised Premises or the "Common Areas" (defined in Schedule B), Minimum Rent shall abate on a per diem basis in proportion to said deprivation. If at any time during the Lease Term, any person having a prior right to Tenant not set forth in

Paragraph 12 of Schedule B shall cause an injunction to be entered against Tenant restricting Tenant's use or enjoyment of the Demised Premises or any rights of Tenant under this lease, then Tenant's rent shall be abated in proportion to the injury to Tenant's business until such injunction is removed. If such injunction shall not be dismissed within ninety (90) days after Tenant shall give Landlord notice thereof, then Tenant, at Tenant's option, without waiving any other rights Tenant may have against Landlord on account thereof may terminate this lease by giving Landlord notice thereof or may elect to continue with rent abatement. Should Tenant elect to continue with rent abatement, Landlord may terminate this lease upon thirty
(30) days written notice to Tenant, unless Tenant agrees to waive the rent abatement and pay full rent.

    4.6 If Landlord's Construction Work has not been commenced by June 16, 1988, then at any time thereafter, but prior to the commencement of Landlord's Construction Work, Tenant shall have the right at its election to terminate this lease by giving Landlord notice thereof.

    4.7 If Landlord's Construction Work has not been completed, and if possession of the Demised Premises shall not be delivered to Tenant by February 15, 1989, then at any time thereafter, but prior to completion of Landlord's Construction Work and delivery of possession of the Demised Premises to Tenant, Tenant shall have the right, at its election, to terminate this lease by giving Landlord notice thereof.

    4.8 Tenant agrees that, on or before the ninetieth (90th) day after the Commencement Date, Tenant shall open for business in the Demised Premises substantially fully fixtured and stocked. Nothing in the immediately preceding sentence or any other provision of this lease shall thereafter obligate Tenant to keep the Demised Premises open for business at any time or times.

    4.9 In the event that the Demised Premises shall, at any time during the Lease Term, be closed for business to customers for any period of three hundred sixty five (365) consecutive days or more, other than as the result of a cause or event referred to in Articles IX or X or Section 19.3 hereof (the "Dark Period"), then, at any time thereafter but prior to any date on which Tenant shall give notice to Landlord that Tenant shall thereafter reopen the Demised Premises for business to customers ("Tenants Notice"), Landlord may, at its election, (i) request information from Tenant regarding the cost to Tenant and the nature of leasehold improvements installed in, or made to, the Demised Premises and the date(s) of the installation and/or making thereof, and (ii) terminate the Lease Term by giving Tenant notice thereof and the Lease Term shall terminate on the thirtieth (30th) day after the giving of such notice by Landlord to the same extent as if said date were the date originally set forth in Sections 4.1 and 4.2 for the expiration of the Lease Term. If Landlord shall request information pursuant to clause (i) of the immediately preceding sentence, Tenant shall furnish such information in reasonable detail to Landlord within twenty-one (21) days after Tenant receives such request therefor. In the event that Landlord shall terminate this lease pursuant to this Section 4.9, then simultaneously with the sending of notice thereof to Tenant, Landlord shall pay to Tenant (i) an amount equal to the product of the cost to Tenant of leasehold improvements installed in, or made to, the Demised Premised by Tenant from time to time (exclusive of merchandise racks) multiplied by a fraction the denominator of which shall be one hundred twenty
(120) and the numerator of which shall be one hundred twenty (120) minus the number of months between the date of the making of such improvements, in each case, and the date of such termination of the Lease Term, and (ii) the unreimbursed amounts, if any, recoverable by Tenant pursuant to Section 9.4 herein. If Tenant shall give Tenant's Notice as aforesaid, Tenant shall open the Demised Premises for business, substantially fully fixtured and stocked, on or before the ninetieth (90th) day after the date of Tenant's Notice. If Tenant shall fail to open as provided in the immediately preceding sentence, then, at any time after said ninetieth (90th) day but prior to any date on which Tenant shall so open, Landlord may terminate the lease as provided hereinabove. Notwithstanding the foregoing, if prior to said 90th day Tenant has commenced and diligently pursued the work to reopen, then after said 90th day, Landlord may terminate the Lease prior to any date on which Tenant shall so open, but only after the earlier of the date 60 days after said 90th day, or the date Tenant ceases diligent efforts to reopen.

    4.10 Notwithstanding any other provisions of this lease, if Landlord is otherwise able to close escrow under the terms of the Purchase Agreement for the acquisition of the Demised Premises property on or before May 16, 1988, then the following dates:

                        -September 30 date in Section 4.3,
                        -June 16, 1988 date in Section 4.6,
                        -February 15, 1989 date in Section 4.7, and
                        -Both July 15, 1988 dates and the September 30 date
                         in Section 5.1 (D),

shall be extended on a day per day basis for each date that Landlord must wait after May 6, 1988 for Tenant to deliver to it a fully executed original of this lease and the attached Guarantee; provided, however, that the length of the preceding extension shall be reduced on a day per day basis (but not less than 0) if Landlord is actually able to close escrow on its acquisition of the Demised Premises property in less than fourteen (14) days after its receipt of the Lease from Tenant.

                                 ARTICLE V

                                   RENT

    5.1 Minimum Rent. (A) From the Commencement Date until the fifth (5th) anniversary thereof, Tenant shall pay Landlord minimum rent at the rate of Four Hundred Eighty-Eight Thousand Three Hundred Seventy-Two and 30/100 Dollars ($488,372.30) per year (the "Minimum Rent").

     (B) On the fifth (5th), tenth (10th), and fifteenth (15th) anniversaries of the Commencement Date, as well as on the twentieth (20th), twenty-fifth (25th), thirtieth (30th), and thirty-fifth (35th) anniversaries of the Commencement Date in the event the Lease Term is extended pursuant to
Section 4.2 hereof, the Minimum Rent shall be adjusted for the 5-year period commencing on each such anniversary date ("CPI Adjustment") by multiplying the original Minimum Rent by a fraction, which fraction shall have as a numerator the Index (as hereinafter defined) for the month in which the CPI Adjustment is to occur and which fraction shall have as its denominator the Index for the month in which the Commencement Date occured. "Index" shall mean the seasonal Consumer Price Index for all Urban Wage Earners and Clerical Workers for the United States, published by the United States Department of Labor, Bureau of Labor Statistics, in which the 1982-1984 average of 100 points is the base. If the 1982-1984 average of 100 points ceases to be used as the base, the Index shall be converted, in accordance with the conversion factor published by the Department of Labor, Bureau of Labor Statistics, to the 1982-1984 base. If the Index is discontinued or if a substantial change is made in the terms or number of items used to compile the Index, then any similar index which most closely comprehends the impact of cost-of-living increases on commercial real property rental published by any branch or department of the U.S. Government shall be used, and if none is so published, then another nonpartisan index evaluating the information theretofore used in compiling the Index, and generally recognized as authoritative on the impact of cost-of-living increases on commercial real property rentals shall be used. Notwithstanding anything contained in this lease to the contrary, under no circumstances shall the Minimum Rent be adjusted to exceed ten percent (10%) over the Minimum Rent for the immediatley preceding sixty (60) month period. In no event shall such adjustment result in a reduction below the Minimum Rent in effect to the immediatley preceding sixty (60) month period. When the adjusted Minimum Rent is determined, Landlord shall give Tenant written notice to that effect indicating how the adjusted Minimum Rent was computed. Pending receipt of such notice from Landlord as to the new Minimum Rent, Tenant shall continue to pay the Minimum Rent in effect during the preceding sixty (60) month period; provided, however, that Landlord shall have one hundred twenty (120) days to provide Tenant with a notice of its increased Minimum Rent and Tenant shall then make up the difference in the Minimum Rent for the preceding period, except that in no event shall Landlord be entitled to collect such difference for a period in excess of one hundred twenty (120) days.

     (C) All Minimum Rent shall be payable (without notice, demand or set-off or abatement of any nature, except as provided expressly in this lease) in monthly installments of one-twelfth the annual rate thereof then in effect, in advance, upon the first day of each calendar month included within the Lease Term. All rent and other payments to be made by Tenant shall be sent to Landlord at the place to which notices to Landlord are required to be sent, unless Landlord shall direct otherwise by notice to Tenant. Rent for any fraction of a month at the commencement or expiration of the Lease

Term, or in which the rate thereof changes pursuant hereto, shall be prorated on a per diem basis.

     (D) If the fixture day shall not occur by July 15, 1988, then, notwithstanding anything else in this Section 5.1 to the contrary, no Minimum Rent shall be payable by Tenant for the period commencing upon the Commencement Date and containing that number of consecutive days thereafter which shall equal the number of days between July 15, 1988 and the fixture day, but not including any days between September 30 and the following March 1.

     (E) Notwithstanding anything contained in this Section 5.1 to the contrary, if the Inducement Tenant shall not open for business prior to March 1, 1989, then between March 1, 1989 and the date the Inducement Tenant opens for business, the Minimum Rent payable by Tenant under Section 5.1(A) shall be reduced by Two Hundred Eight Nine Dollars ($289.00) per day.



                               ARTICLE VI

                            REAL ESTATE TAXES

   6.1 Tenant shall pay the real estate taxes allocable to the Demised Premises (determined as hereinafter provided) for each tax year included within the Lease Term and a pro rata portion thereof for the tax years partially included in the Lease Term at the commencement and expiration thereof. The real estate taxes allocable to the Demised Premises for any tax year shall be the sum of (A) the real estate taxes upon the Demised Premises for said tax year (excluding the land beneath the same) and (B) the product of Tenant's Fraction (hereinafter defined) and the real estate taxes for said tax year upon the land of the Shopping Center (including land under buildings) and all improvements upon the Common Areas. Tenant's Fraction is that fraction the numerator of which shall be the number of square feet of floor area in the Demised Premises (exclusive of the nursery area) and the denominator of which shall be the number of square feet of floor area in all the buildings in the Shopping Center, but in no event shall Tenant's Fraction exceed 47%. (Floor area of mezzanines not open to customers and incidental to ground floor retail operations shall not be counted; other mezzanine floor area, basement floor area and uppen story floor area shall be counted at half actual floor area). If the Demised Premises (excluding the land beneath the same) shall not be separately assessed, and are instead assessed jointly with other improvements, an allocation shall be made to determine the real estate taxes upon the Demised Premises (excluding the land beneath the same). Such allocation of taxes shall be made according to the assessors records or written assessors' certifications, or in the absense thereof, by the decision of a majority of three appraisers, one designated by Landlord, one by Tenant, and the third by the two so designated, the expenses of such appraisers being borne equally by Landlord and Tenant. If the Demised Premises and the Common Areas are at any time separate tax parcels, then in lieu of the foregoing computations, the real estate taxes allocable to the Demised Premises for any tax year shall be the sum of (A) the real estate taxes upon the tax parcel constituting the Demised Premises for said tax year and (B) the product of Tenant's Fraction and the real estate taxes upon the tax parcels(s) constituting the Common Areas for said tax year. If the real estate taxes of the Demised Premises for any year which commences after the Commencement Date shall be increased on account of a re-valuation of the Demised Premises because of any "change in ownership" by Landlord, Tenant shall not pay or be charged with any increase in the real estate taxes attributabale to or arising from such change during the first five years after such change. Real estate taxes as used herein shall include all ad valorem taxes and betterment assessments imposed or assessed upon or against real estate by any federal, state, county, or municipal public authority having jurisdiction except only that: (A) if Landlord shall at any time have had the right to elect to pay any betterment assessments in installments, the real estate taxes for any year shall include only the lowest such installment of such betterment assessments as Landlord shall have had the election to have allocated or accrued by law as a result of the exercise, in fact, of Landlord's election so to pay in installments, and (B) if for a tax year included within the Lease Term a betterment assessment is assessed on the Shopping Center for an improvement such as a street or sewer, made prior to the time the Demised Premises opened for business or in connection with the construction of premises in the Shopping Center, such assessment shall not be included in the real estate taxes upon the Shopping Center for such tax year except as set forth in Section 6.6 below. Notwithstanding anything in this lease to the contrary, real estate taxes shall not include any income, excess profits, estate inheritance, succession, transfer, franchise, capital or other tax or assessment upon Landlord or upon the rentals payable under this lease, all of which shall be the obligation of Landlord. Taxes upon equipment of occupants used in the conduct of their business (as distinguished from equipment used in the operation of the building, such as heating and air conditioning equipment) shall not be included in real estate taxes for the purposes of applying said apportionment formula. Tenant shall pay all ad valorem taxes allocable to such improvements in the Demised Premises, signs of Tenant, goods and other personal property owned by Tenant or other occupants, and such business equipment in the Demised Premises.

   6.2 The real estate taxes for any lease year shall be the real estate taxes for the tax year terminating during said lease year. If any lease year shall be greater than or less than twelve (12) months or if the real estate tax year shall be changed, an appropriate adjustment shall be made to carry out the intent of the parties. If there shall be more than one taxing authority, the real estate taxes for any period shall be the sum of the real estate taxes for such period attributable to each taxing authority. If the number of square feet of floor area of any building shall change during any tax year, the condition existing upon the day as of which the real estate taxes are assessed for such tax year shall control.

   6.3 The real estate taxes for any tax year shall mean such amounts as shall be finally determined to be the real estate taxes payable during such tax year less any abatements, refunds or rebates made thereof (except that Landlord shall be solely entitled to any proceeds from that certain Owner's Participation Agreement for the installation of facilities which benefit property in Chico in addition to the Shopping Center). For the purpose of determining payments due from Tenant to Landlord in accordance with the provisions of this Article VI, (A) the real estate taxes for any tax year shall be deemed to be the real estate taxes payable during such tax year until such time as the same may be reduced by abatement, refund or rebate, and (B) if any abatement, refund or rebate shall be made for such tax year, the real estate taxes for such tax year shall be deemed to be such real estate taxes as so reduced plus the expenses of obtaining the reduction, with an appropriate adjustment to be made in the amount payable from Tenant to Landlord on account of real estate taxes to be paid in that tax year or any other tax year following the determination of the amount of any such abatement, refund or rebate.

   6.4 Tenant shall have such rights to contest the validity or amount of any real estate taxes as permitted by law, either in its own name or in the name of Landlord. Landlord shall cooperate with Tenant in any such contest and, in conneciton therewith, shall make available to Tenant such information in its files as Tenant may reasonably request. If any abatement, refund or rebate shall be obtained, whether for the Demised Premises or the Shopping Center as a whole, the expenses of obtaining the same shall be a first charge thereon, and the balance shall be allocated as provided in this Article VI.

   6.5 Landlord shall submit to Tenant copies of the real estate tax bills for each tax year. Landlord shall bill Tenant for any amount that may be payable by Tenant pursuant to the provisions of this Article VI. Said bill shall be accompanied by a computation of the amount payable. The amount payable by Tenant hereunder for any tax year shall be payable not later than the time that Landlord shall be required to pay real estate taxes to the taxing authority for said tax year, but, if Tenant shall not have received a bill therefor together with such evidence of the cost and computation thereof as Tenant may request, at least fourteen (14) days prior to said time for payment by Landlord, then Tenant shall not be required to make such payment until fourteen (14) days after the receipt of such bill and evidence. At any time before or after the making of such payments, Tenant shall have the right to audit or cause to be audited Landlord's computations and if such audit fails to substantiate the amount of taxes imposed or to be imposed by Landlord nor Tenant, then Tenant shall be entitled to a reduction or refund. At Tenant's election, any such refund shall be paid in cash to Tenant or credited by Tenant against its future obligations under this Article VI. (If real estate taxes are payable to any taxing authority for any tax year in installments, the amount payable by Tenant hereunder shall be payable in similar installments. If real estate taxes are payable to different taxing authorities for any tax year at different times, an appropriate apportionment shall be made of the amount payable by Tenant for said tax year and the apportioned amounts shall be payable at such times.) Landlord agrees that real estate taxes upon the Shopping Center shall be paid by Landlord prior to the last day that the same may be paid without penalty or interest, or if a discount shall be available for early payment, prior to the last day that such discount shall be available. Without cost to Tenant, Landlord shall bear all interest, penalties, late charges and lost discount amounts incurred as a result of Landlord's failure to timely pay any installment of real estate taxes, except to the extent such interest, penalties, late charges and lost discount amounts are due to Tenant's failure to comply with its obligations under this Section 6.5.

      6.6 The Demised Premises are already or shall be subject to two certain betterment assessments not to exceed a total of $230,000, one of which is more particularly described in exception number 3 in Title Report Lot 4 ("Village Park Refunding Assessment") and the other is an assessment to be created in connection with the construction of Whitman Avenue and infrastructure thereunder ("Future Whitman Avenue Assessment," hereinafter the Village Park Refunding Assessment and the Future Whitman Avenue Assessment shall be at times referred to as the "Approved Assessments"). Landlord shall pay all charges due and payable for the Village Park Refunding Assessment during the first five (5) years of the Lease Term, and for the Future Whitman Avenue Assessment during the first five (5) years after charges therefor are first due and payable. Thereafter, during the next ten years after each of the aforementioned 5 year periods, Tenant shall pay all charges for the respective Approved Assessment, except that in no event shall Tenant pay more than $20,000 for said Approved Assessments in any one year, or a total of more than $200,000 for such assessments.

                                  ARTICLE VII

                              REPAIRS AND UTILITIES

      7.1 TENANT'S REPAIRS. Except as provided in Sections 7.2 and 7.3 herein, Tenant shall make all repairs and alterations to the property which Tenant is required to maintain, as hereinafter set forth, which may be necessary to maintain the same in as good repair and condition as the same are on the Commencement Date or which may be required by any laws, ordinances or regulations of any public authorities having jurisdiction, including any applicable subsequent amendments or modifications thereto, reasonable wear and tear and damage excepted and subject to Articles VIII, IX and X. Upon the expiration or other termination of the Lease Term, Tenant shall remove its goods and effects and those of all persons claiming under it and shall yield up peaceably to Landlord the Demised Premises with so much of the same as Tenant is obligated to maintain pursuant to the provisions of this
Section 7.1 in as good repair and condition as the same were in on the Commencement Date, reasonable wear and tear excepted and subject to Articles VIII, IX and X. However, notwithstanding anything in this lease contained to the contrary, Landlord shall reimburse Tenant for the reasonable cost of making all repairs and alterations to the property which Tenant is required to maintain which may be required as the result of repairs, alterations, other improvements or installations made by Landlord or Landlord's agents or employees, unless done by Landlord pursuant to
Section 13.1. The property which Tenant is required to maintain is the interior of the Demised

Premises, including, without limitation, all glass and all utilities, conduits, fixturew and equipment within the Demised Premises serving the Demised Premises exclusively, but excluding all property which Landlord is required to maintain below provided. If at any time during the Lease Term Tenant shall make any repairs or replacements to the heating-ventilating air conditioning system serving the Demised Premises ("HVAC") that are not customarily included in a regular service and maintenance contract, then Tenant shall be reimbursed by Landlord, upon demand, for an amount equal to the product of the cost to Tenant thereof multiplied by a fraction the denominator of which is 120 and the numerator of which is 120 minus the number of months between the date of the making of such repairs and/or replacements, in each case, and the date of the termination of the Lease Term. Said reimbursement may be effected by Tenant's deducting the amount thereof from the final payments of Minimum Rent due and payable hereunder. (If the Lease Term shall be extended subsequent to the making of any such repairs "the termination of the term" shall be deemed to be the termination of the Lease Term as so extended, and Tenant shall thereupon reimburse Landlord for any excess reimbursement paid by Landlord in accordance with the preceding sentence.)

      7.2 LANDLORD REPAIRS. Landlord shall make all repairs and alterations to the property which Landlord is required to maintain, as hereinafter set forth, which may be necessary to maintain the same in good repair and condition or which may be required by any laws, ordinances or regulations of any public authorities having jurisdiction, including any applicable subsequent amendments or modifications thereto, subject to Articles IX and X. However, notwithstanding anything in this lease contained to the contrary, Tenant shall reimburse Landlord for the reasonable cost of making all repairs and alterations to the property which Landlord is required to maintain which may be required as the result of repairs, alterations, other improvements or installations made by Tenant or any subtenant or concessionaire of Tenant or the agents or employees of any of them, unless done by Tenant pursuant to Section 13.2. The property which Landlord is required to maintain is the foundation, the roof, the exterior walls, the roof drainage system, the canopy, the structural parts of the Demised Premises, including, without limitation, slab-floors, (but excluding all glass), and, to the extent located within the walls, ceiling or floors of the Demised Premises and not readily accessible by means of removable panels, access doors or the like, all wiring, plumbing, pipes, conduits and other utilities, plus all Common Areas and Common Facilities of the Shopping Center, and, to the extent not included in the foregoing, all utilities, conduits, fixtures and equipment serving the Demised Premises which also serve other premises or are located within the Shopping Center but outside the Demised Premises. The costs for the above described maintenance to the Common Areas and Common Facilities shall be included within Landlord's Common Area Costs described in Schedule B, Paragraph 8. In addition, Landlord shall make any repairs to the property Tenant is required to maintain which are required as a result of a defect in, or failure of repair of, the property Landlord is required to maintain.

       7.3 SPECIAL REPAIRS. Notwithstanding anything herein contained to the contrary, it shall be the obligation of Landlord to make all repairs and alterations (other than those required as the result of repairs, alterations, other improvements or installations made by Tenant or any subtenant or concessionaire of Tenant or the agents or employees of any of them) to the property which Tenant is otherwise required to maintain which may become necessary during the first twelve months of the Lease Term (or to the extent of the applicable construction contract warranty, if longer than twelve months), or which may be required during the Lease Term by any laws, ordinances or regulations of any public authorities having jurisdiction other than as a result of Tenant's particular use of the Premises. Notwithstanding anything in Section 7.1 contained to the contrary, Landlord agrees that in addition to making any repairs or alterations as required by the provisions of Section 7.2 hereinabove, Landlord shall make any repairs and alterations that shall be required at any time during the Lease Term as a result of
(i) movement of the "Building" (as defined in Schedule A hereof) due to causes other than earthquake, such as settling, or as the result of settling of the Common Areas, provided that a certified engineer selected jointly by Landlord and Tenant states that such alteration or repair should be made, and provided further that if Landlord and Tenant are unable to select such engineer jointly, then Landlord and Tenant shall each select an engineer, such engineers shall then jointly select a third engineer, and a majority vote of said engineers shall determine whether the alteration or repair should be made, (ii) defective materials or workmanship in the construction thereof, or
(iii) Landlord's failure to construct the Demised Premises or the Common
Areas as required by the provisions of Schedule C herein. Landlord agrees that Landlord shall give to Tenant the benefit of all guaranties Landlord may have from its contractors or materialmen or is required by Schedule C to have therefrom and that Tenant may enforce such guaranties either in Tenant's name or in Landlord's name.

      7.4 UTILITIES. Landlord agrees that during the Lease Term the Demised Premises shall be connected to the electric and gas lines serving the municipality wherein the Demised Premises are located and to the water and sewer systems of such municipality. Landlord agrees that during the Lease Term (i) all such water, electricity, and gas shall be in such amounts per unit of time as shall be required by the provisions of Schedule C (including, without limitation, sufficient water for air conditioning) and (ii) all such sewerage disposal facilities shall be of such capacity as shall be required by the provisions of Schedule C. If for any reason the Demised Premises cannot be connected to such municipality's water and/or sewer systems on the Commencement Date, Landlord shall then provide water and/or sewer systems which (i) shall be of such capacity as shall be required by the provisions of Schedule C, (ii) shall be subject to the prior written approval of Tenant and
(iii) shall meet the requirements of all public authorities having jurisdiction with respect thereto. Except as necessary to make required repairs or alterations, Landlord shall not take, or permit any occupant of the Shopping Center or any person claiming under Landlord or any such occupant to take, any action which shall interrupt, or interfere with, any electric, gas, water, sewerage or telephone service to the Demised Premises. Landlord shall provide Tenant with reasonable written notice (not less than 3 days in advance) of any action which is likely to interfere with or interrupt such services to the Demised Premises, including action reasonably necessary to make required repairs or alterations, and Landlord shall not take, or give permission to any occupant of the Shopping Center or any person claiming under Landlord or any such occupant, to take any such action without Tenant's consent, which shall not be unreasonably withheld or delayed. Notwithstanding such notice, in the event that Landlord causes or permits any such interruption or interference to occur and continue for longer than one (1) day, Tenant's Minimum Rent shall be abated for each additional day that such interruption or interference continues in proportion to the interruption or interference.

      7.5 UTILITIES EASEMENTS. Tenant shall have the right, license and easement within the Building and Shopping Center to install, replace, maintain and use utilities conduits serving the Demised Premises provided such conduits shall be located only in areas subject to the reasonable approval of the Landlord and Tenant shall do the same in such manner as shall keep to a reasonable minimum any interference with the business of the Shopping Center. To the extent meters, controls and conduits for the utilities systems serving the Demised Premises are situated outside the Demised Premises in other premises within the Shopping Center, Tenant shall have access thereto, at all times, in common with Landlord and other lessees in the Shopping Center.

                                   ARTICLE VIII

                                   ALTERATIONS

      8.1 Tenant agrees that any repairs, alterations, other improvements or installations made by Tenant to or upon the Demised Premises shall be done in a good workmanlike manner and in conformity with all laws, ordinances and regulations of all public authorities having jurisdiction, that new materials of good quality shall be employed therein, that the structure of the Demised Premises shall not be endangered or impaired thereby, that the Demised Premises shall not be diminished in value thereby, and that, except for signs, antennae, and heating and air conditioning and utilities equipment Tenant is permitted to erect and maintain pursuant to the provisions of this lease, neither the perimeter of the Demised Premises nor the height of the Demised Premises shall be increased without the written consent of Landlord. Tenant agrees that Tenant shall not make any alterations to the foundation, roof, exterior walls, gutters, downspouts, canopy or any structural parts of the Demised Premises without first submitting plans and specifications thereof to Landlord. Landlord shall have the right to disapprove of the same if, and only if, the same violate any of the preceding provisions of this
Section 8.1. Failure of Landlord to give notice of approval or disapproval of said plans and specifications within thirty (30) days after Tenant's submission thereof to Landlord shall be deemed approval. In addition, Tenant shall give Landlord prior notice of all alterations costing more than $75,000 (as increased each year by the CPI Index as defined in Section 5.1(B)) so that Landlord has a reasonable opportunity to post a notice of non-responsibility, except that Tenant shall not be in breach of this obligation unless it fails to give prior notice, a mechanic's lien is recorded against Landlord's fee interest in the Demised Premises, and Tenant fails to cause such lien to be discharged of record as provided in Section 8.5 hereof. All salvage in connection with any work done by Tenant pursuant to the provisions of this Article may be disposed of by Tenant. It is agreed and understood that Landlord will accept the Demised Premises as altered pursuant to the provisions hereof without any obligation upon Tenant to restore the Demised Premises to their former condition.

      8.2 Landlord agrees that Tenant may erect and maintain its usual signs, from time to time, and provided such signs are in compliance with local codes, upon the exterior of the Demised Premises and the usual signs, from time to time, of any subtenants of Tenant. Landlord further agrees that Tenant may erect and maintain upon the roof of the Demised Premises antennae for electronic receivers and transmitters in the Demised Premises and that Tenant may erect and maintain upon the roof and on the adjacent ground utilities equipment serving the Demised Premises. Tenant shall be responsible for such signs, antennae and equipment, and for obtaining all government approvals with respect thereto.

      8.3 All repairs, alterations, other improvements or installations made to or upon the Demised Premises which are so attached to the realty that same will be by law deemed to be a part of the realty shall (subject, however, to the provisions of Section 8.1 and the provisions of the following sentence) be the property of Landlord and remain upon and be surrendered with the Demised Premises as a part thereof upon the termination of this lease. Notwithstanding the foregoing, all trade fixtures, (including without limitation, compressors, generators and hydraulic equipment), lighting fixtures, heat and air conditioning equipment (other than ducts), and signs, whether by law deemed to be a part of the realty or not, installed at any time by Tenant or anyone claiming under Tenant (at Tenant's sole cost and expense without any contribution from or reimbursement by Landlord and which are not replacements of property installed by Landlord) shall remain the property of Tenant or persons claiming under Tenant and may be removed by Tenant or any person claiming under Tenant at any time or times during the Lease Term or any occupancy by Tenant thereafter, Tenant agreeing to repair any and all damage to the Demised Premises occasioned by the removal by Tenant or any person claiming under Tenant of any property from the Demised Premises.

      8.4 Tenant shall procure all necessary governmental permits before making any repairs, alterations, other improvements or installations to or upon the Demised Premises. Landlord shall cooperate with Tenant in obtaining such permits. Tenant agrees to save harmless and indemnify Landlord from any and all injury, loss, claims or damage to any person or property occasioned by or arising out of the doing of any such work by Tenant.

      8.5 Tenant shall permit no mechanic's, materialman's or other lien against the Demised Premises or property of which the Demised Premises are a part in connection with any materials, labor or equipment furnished, or claimed to have been furnished, to or for Tenant, and if any such lien shall be filed against the Demised Premises or property of which the Demised Premises are a part Tenant shall provide Landlord with written notice thereof and shall cause said lien to be discharged, provided, however, that if Tenant desires to contest any such lien it may do so as long as the enforcement thereof is stayed, but in any event, Tenant shall either cause any such lien to be discharged of record within twenty-one (21) days of any written request of Landlord (if Tenant is not longer contesting such lien) or any written request based on any requirements of any mortgagee or prospective mortgagee or buyer or prospective buyer in escrow for the Demised Premises or property including the Demised Premises, (whether or not Tenant is still contesting such lien), or in lieu thereof, if and while contesting the same lien as aforesaid, deposit with the buyer's escrow, or the mortgagee or prospective mortgagee, pending such contest, a sum or bond sufficient to cover the amount of said lien and all interest, penalties or costs that would be payable to discharge such lien if such lien were valid provided such mortgagee or buyer may use such sum or bond to cause the discharge of said lien if its foreclosure is imminent.

      8.6 Landlord shall permit no mechanic's, materialman's or other lien against the Demised Premises or property of which the Demised Premises are a part in connection with any materials, labor or equip-ment furnished, or claimed to have been furnished, to or for Landlord or any other occupant of premises in the Shopping Center, and if any such lien shall be filed against the Demised Premises or property of which the Demised Premises are a part Landlord shall cause the same to be discharged, provided, however, that if Landlord desires to contest any such lien it may do so as long as the enforcement thereof is stayed.


                                   ARTICLE IX

                            FIRE AND OTHER CASUALTY

      9.1 (A) If, at any time from and after the Commencement Date, the Demised Premises or any part thereof shall be damaged or destroyed by fire, the elements or other casualty for which insurance is required to be carried by Tenant as hereinafter provided, then, except as provided in Section 9.2 hereof, Tenant shall, promptly thereafter, repair or restore the Demised Premises to substantially the same condition they were in immediately prior to such casualty, and Tenant shall not be entitled to any rent abatement with respect thereto. All insurance proceeds or damages recovered on account of any damage or destruction by fire, the elements or other casualty shall be made available for the payment of the cost of the aforesaid repair or restoration. If the amount of said insurance proceeds shall be less than Two Hundred Fifty Thousand Dollars ($250,000), said insurance proceeds shall be paid over to Tenant. If the amount of said insurance proceeds shall be greater than Two Hundred Fifty Thousand Dollars ($250,000), said insurance proceeds shall be deposited in escrow with instructions to the escrow holder that the escrow holder shall disburse the same to Tenant as the work of repair or restoration progresses upon certificates of the architect or engineer supervising the repair or restoration that the disbursements then requested, plus all previous disbursements made from said insurance proceeds, plus the amount of such "deductible", do not exceed the cost of the repair or restoration already completed and paid for, and the balance in the escrow fund is sufficient to pay for the estimated cost of completing the repair and restoration. The escrow holder shall be the institutional lender holding a first mortgage upon the Demised Premises or the property of which the Demised Premises are a part if there shall be an institutional lender holding such first mortgage and if such institutional lender shall be willing to accept said escrow; otherwise the escrow holder shall be any bank mutually agreeable to Landlord and Tenant. If the insurance proceeds shall be less than the cost of repair or restoration, Tenant shall pay the excess cost and Tenant shall be responsible for the amount of any deductibles. If the insurance proceeds shall be greater than the cost of repair or restoration, the excess shall belong to the Tenant.

     (B) If the Common Areas or any part thereof, shall be damaged or destroyed by fire, the elements, the act of any public authority or other casualty or if the Demised Premises shall be damaged or destroyed by any casualty for which insurance is not then required to be carried by Tenant (collectively "Landlord's Damages"), then Landlord shall, promptly thereafter, repair or restore Landlord's Damages to substantially the same condition they were in immediately prior to such casualty, except as hereinafter otherwise provided and except that Tenant shall be liable for any damage or destruction to the Demised Premises to the extent caused by Tenant's negligence, unless such damage or destruction is insured by Landlord. If Landlord's Damages shall render the whole or any part of the Common Areas or Demised Premises unsuitable for the use for which they were intended, a just proportion of the rent and all other amounts payable by Tenant pursuant to this lease, according to the nature and extent of the injury to Tenant's business, shall be suspended or abated until the fifteenth (15th) day after the completion of the repairs or restor-ations to the substantially the same condition they were in immediately prior to such casualty; rent and any such other amounts paid in advance for a period beyond the date on which the same were so rendered unsuitable for the use for which the same were intended shall be apportioned and adjusted. Whenever in this lease it is provided that rent and any such other amounts shall be suspended or abated for any period according to the nature and extent of the injury to Tenant's business, Tenant's sales figures for comparable periods shall be considered, together with all other evidence. All insurance proceeds or damages recovered on account of Landlord's Damages shall be made available for the payment of the cost of the aforesaid repair and restoration. Tenant shall provide Landlord written notice of any of Landlord's Damages which Tenant intends to repair or restore. Unless within ten (10) days of said notice Landlord notifies Tenant that Landlord shall make such repairs or restorations, and thereafter diligently commences and completes such work, Tenant may elect to undertake or complete any repair or restoration of Landlord's Damages at reasonable cost and in a good and workmanlike fashion and if Tenant makes such an election, Tenant shall be entitled to use any insurance proceeds and any damages collected from third parties and shall be entitled to immediate reimbursement from Landlord for any funds expended in excess of any such insurance proceeds and damages collected from third parties and may also elect to recapture any unreimbursed amounts (the "Recapture Deficit") as provided in Section 9.4 herein.

     (C) If more than sixty percent (60%) of the ground floor area, in the aggregate, of all buildings in the Shopping Center (excluding the Demised Premises from the computation thereof) shall, for any period, be closed for business as a result of damage or destruction, and if Landlord shall fail to complete the repair and restoration of all such damage within one (1) year after the occurrence thereof then, and prior to the completion thereof, Tenant may terminate this lease at its election, by giving Landlord notice thereof and the term of this lease shall then terminate on the date specified therefor in such notice.

     9.2 It is agreed and understood that with respect to any damage or destruction to the Demised Premises as provided in Section 9.1.(A) or 9.1(B),
(1) if during the fourth semi-annual period preceding the expiration of the Lease Term, the Demised Premises shall be so damaged or destroyed to the extent of twenty percent (20%) or more of their insurable value, or (2) if during the third semi-annual period preceding the expiration of the Lease Term, the Demised Premises shall be so damaged or destroyed to the extent of fifteen percent (15%) or more of their insurable value, or (3) if during the second semi-annual period preceding the expiration of the Lease Term, the Demised Premises shall be so damaged or destroyed to the extent of ten percent (10%) or more of their insurable value, or (4) if during the semi-annual period immediately preceding the expiration of the Lease Term, the Demised Premises shall be so damaged or destroyed to the extent of five percent (5%) or more of their insurable value, either Landlord or Tenant may, if either shall so elect, terminate the Lease Term by notice to the other within twenty (20) days after such damage or destruction. If Landlord shall give such notice of termination at a time when Tenant shall have the right to exercise an election to extend the Lease Term an extension period of at least five (5) years, and if within fifteen (15) days after Tenant shall receive such notice of termination from Landlord, Tenant shall exercise such election, then such termination shall become void and of no force or effect. In the event of any termination of the Lease Term pursuant to the provisions of this Section 9.2, the termination shall become effective on the twentieth
(20th) day after the giving of the notice of termination, neither Landlord nor Tenant shall be obligated to repair or restore any damage or destruction caused by the fire or other casualty, and said insurance proceeds, if any, shall belong to Landlord.

     9.3 Tenant shall maintain at all times during the Lease Term with respect to the Demised Premises insurance against loss or damage by fire, the so-called extended coverage casualties, vandalism and malicious mischief and sprinkler leakage (if there shall be a sprinkler system). Tenant may, at its election, maintain insurance with respect to additional casualties and events. Said insurance shall be in an amount not less than eighty percent (80%) of the full insurable value of the Demised Premises, and said insurance may be written with a so-called eighty percent (80%) co-insurance clause, and in such event sufficient insurance shall be carried so that the insured shall not be a co-insurer. Said insurance may be written with a so-called "deductible" which is Tenant's usual deductible from time to time. Insurance against any or all of such risks may be maintained under a blanket policy covering the Demised Premises and other real estate of Tenant and/or its affiliated business organizations.
Notwithstanding the foregoing, unless both Tenant and Guarantor have a net worth of less than Seventy-Five Million Dollars ($75,000,000), Tenant may self-insure with respect to any insurance obligations which it is otherwise required to maintain under this lease. Nothing herein contained, however, shall affect the obligation of Tenant set forth in Section 9.1(A) to repair or restore the Demised Premises. The policies of such insurance shall name Landlord and Tenant as insureds, as their interests may appear, and, subject to the provisions of said Section 9.1 shall be payable in case of loss to any holders of any mortgages which secure loans made to Landlord or its predecessors upon the property of which the Demised Premises are a part, as their interest may appear. Such policies of insurance shall provide that no act or omission of any person named as insured thereunder shall invalidate the interest of, or be a defense against, any other person named as insured thereunder. Tenant shall have the right to adjust with the insurance carriers the amount of the loss upon such policies. Said insurance shall be written by responsible insurance companies authorized to do business in the state wherein the Demised Premises are located. Upon request of Landlord, Tenant agrees that not less than ten (10) days prior to the Commencement Date and not less than ten (10) days prior to the expiration of each policy of such insurance, Tenant shall deliver to Landlord certificates of such insurance, or the renewals thereof, as the case may be.

     9.4 If at any time during the Lease Term there is a Recapture Deficit, then Tenant shall have the right to reimburse itself for such amount out of the monthly payments of Minimum Rent thereafter due and payable. In addition, if there is a Recapture Deficit at the expiration of the Lease
Term, Tenant shall have the right to continue in use and occupancy of the Demised Premises without payment of Minimum Rent for a number of days which number when multiplied by the per diem Minimum Rent (at the rate prevailing at the expiration of the Lease Term) shall equal the Recapture Deficit.

     9.5 If Tenant may not self-insure and is obligated to purchase casualty insurance under Section 9.3, all such insurance policies shall be issued by financially responsible insurance companies qualified to do business in the State of California. Furthermore, such policies shall not contain a deductible amount greater than Tenant's usual deductible from time to time. All such policies shall name as additional insureds Landlord and any mortgagee or lender of Landlord having a security interest in the Demised Premises. Tenant shall cause executed copies of such policies or certificates thereof to be delivered to Landlord within ten (10) days after Tenant's receipt of such policies and thereafter renewal policies or certificates within ten (10) days prior to the expiration of such policies. All such policies shall contain a provision that the insurance company will provide Landlord, with at least ten (10) days prior written notice of any cancellation or lapse in the policy, any reduction in the amounts thereof, or any material change in the terms of coverage. In addition, all such policies shall be written as primary policies, not contributing and not in excess of coverage which Landlord may carry.


                                   ARTICLE X

                                EMINENT DOMAIN

     10.1 If after the execution of this lease and prior to the expiration of the Lease Term the whole of the Demised Premises shall be appropriated by right of eminent domain (which, for the purposes of this Article X, includes any conveyance made to the condemning authority under the threat of condemnation), then the Lease Term shall cease as of the time the fee simple interest shall be vested in the taking authority, and rent and all other payment under this lease shall be apportioned and adjusted as of the time of termination. Tenant shall have the right at its election to continue to occupy the Demised Premises, to the extent permitted by law, for all, or such part, as Tenant may elect, of the period between the time of such appropriation and the time when physical possession of the Demised Premises shall be taken, subject to the provisions of this lease insofar as the same may be made applicable to such occupancy by Tenant, but the amount, if any, charged to Tenant by taking authority or its assigns for rent or use and occupancy shall be deductible from the rent paid or payable by Tenant hereunder.

     10.2 If by right of eminent domain or any other action of any public authority:

         (i) a part of the Demised Premises shall be appropriated and if as a result thereof (and all previous takings) the ground floor area of the Demised Premises shall be reduced to less than ninety percent (90%) of the ground floor area set forth in Schedule A of this lease, or

         (ii) a part of the Common Areas shall be appropriated and if as a result thereof (and all previous takings) the Common Areas (defined in Paragraph 2 of Schedule B to this lease) shall be reduced in size by twenty percent (20%) or more, or

         (iii) the Parking Areas shall cease to be satisfactory access for pedestrians and motor vehicles to and from Whitman Avenue, and E. 20th Street, or

         (iv) there shall cease to be satisfactory access for pedestrians between the Parking Areas and the Demised Premises, or

         (v) there shall cease to be satisfactory access for trucks to and from the service door(s) of the Demised Premises, or

         (vi) the lease of the Inducement Tenant shall be terminated, or

         (vii) any part of the Demised Premises shall be appropriated during the last year of the Lease Term,

then Tenant may, if Tenant shall so elect, terminate the Lease Term by giving Landlord notice of the exercise of such an election within twenty (20) days after the receipt by Tenant from Landlord of notice of such appropriation.
If by right of eminent domain any part of the Demised Premises shall be appropriated during the last year of the Lease Term, then Landlord may, if Landlord shall so elect, terminate the Lease Term by giving Tenant notice to the exercise of such election within twenty (20) days after the receipt by Landlord of notice of such appropriation. If Landlord shall give such notice of termination at a time when Tenant shall have the right to exercise an election to extend the Lease Term an extension period of at least five (5) years, and if within fifteen (15) days after Tenant shall receive such notice of termination from Landlord, Tenant shall exercise said election, then such notice of termination shall become void and of no force or effect. In the event of a termination under the provisions of this Section, the termination shall be effective as of the time that physical possession of the premises so appropriated shall be taken, and rent and all other payments pursuant to the lease shall be apportioned and adjusted as of the time of termination, but the amount charged by the taking authority or its assigns for rent or use and occupancy between the time of appropriation and the time of termination, shall be deductible from rent paid or payable hereunder. If there shall be an appropriation by right of eminent domain and if the Lease Term shall not be terminated as aforesaid, then the Lease Term shall continue in full force and effect and Landlord shall, within a reasonable time after physical possession is taken of the premises appropriated, restore what may remain of the Demised Premises and of the Common Areas and Common Facilities to substantially the same condition they, respectively, were in prior thereto, subject to reduction in size thereof. A just proportion of the rent and all other amounts payable by Tenant pursuant to this lease, according to the nature and extent of the injury to Tenant's business, shall be suspended or abated until the forty-fifth (45th) day after what may remain of the Demised Premises and the Common Areas and Common Facilities shall be restored, as aforesaid, and thereafter a just proportion of the rent and such other amounts, according to the nature and extent of the part of the Demised Premises and the Common
Areas so appropriated, shall be suspended or abated for the balance of the Lease Term, for the purpose of which rent shall be deemed allocable fifty percent (50%) to the Demised Premises and fifty percent (50%) to the Common Areas and Common Facilities.

     10.3 Landlord reserves to itself, and Tenant assigns to Landlord, all rights to damages accruing on account of any appropriation by eminent domain or by reason of any act of any public authority for which damages are payable. Tenant agrees to execute such instruments of assignments as may be reasonably requested by Landlord in any petition for the recovery of such damages if requested by Landlord, and to turn over to Landlord any damages that may be recovered in any such proceeding. It is agreed and understood, however, that Landlord does not reserve to itself and Tenant does not assign to Landlord: (i) the cost of trade fixtures installed by Tenant or any person claiming under Tenant at the sole cost and expense of Tenant or such other person, (ii) the unamortized cost to Tenant of any improvements made by Tenant to the realty which shall not remain or be restored in the part of the Demised Premises not taken including any unreimbursed amounts subject to recapture as provided in Section 9.4, (iii) moving and relocation costs, and
(iv) the loss of tenant's leasehold interest (bargain value of the lease) (collectively "Tenant's Damages"). If any appropriation by right of eminent domain shall result in the termination of the Lease Term as above provided, Landlord shall pay to Tenant from the amount awarded to it as damages therefore an amount equal to Tenant's Damages except to the extent that Tenant receives a separate award from the condemning authority to cover such losses; provided that any payment to Tenant for Tenants Damages (excluding any unreimbursed amounts subject to recapture as provided in Section 9.4) shall not reduce any award to Landlord below the amount awarded for or allocable to the sum of the then present value of the income stream to the Landlord under this lease plus the then present value of the Landlord's remainder interest in the fee title to the Demised Premises upon the termination of the lease. The unamortized cost to Tenant of any improvement made by Tenant to the realty shall be determined in accordance with the straight-line method of amortization and the life expectancy of such improvement used by Tenant for federal income tax purposes. As used hereinbefore, "the cost to Tenant" of any improvement shall mean the actual cost to Tenant of making such improvement less any contribution thereto, or reimbursement thereof, made by Landlord to Tenant, including, without limitation, reimbursement effected by deductions from rent.


                                  ARTICLE XI

                                INDEMNIFICATION

     11.1 Tenant shall save Landlord harmless from, and defend and indemnify Landlord against, any and all injury, loss or damage or claims for injury, loss or damage, of whatever nature, to any person or property caused by or resulting from any act, omission or negligence of Tenant or any subtenant or concessionaire of Tenant or any agent or employee of Tenant or any subtenant or concessionaire of Tenant. It is a condition of this save harmless and indemnification that Tenant shall receive prompt notice of any such claim against Landlord.

     11.2 Landlord shall save Tenant harmless from, and defend and indemnify Tenant against, any and all injury, loss or damage or claims for injury, loss or damage, of whatever nature, to any person or property caused by or resulting from any act, omission or negligence of Landlord or its agents or employees. It is a condition of this save harmless and indemnification that Landlord shall receive prompt notice of any such claim against Tenant.

     11.3 The provisions of this Article XI shall be subject to the provisions of Section 14.1 below.

     11.4 If and when Tenant shall elect to maintain a policy of comprehensive general liability insurance with respect to the Demised Premises, and if Landlord shall be named as an additional insured thereunder, then in such event Tenant shall, upon request (a) deliver certificates of such insurance to Landlord and give Landlord not less than ten (10) days notice of cancellation or expiration thereof, and (b) pay the amount of any so-called deductible applicable to any claim under such policy involving Landlord and/or Tenant. If and when Tenant shall elect not to maintain such a policy of insurance or not to name Landlord as additional insured thereunder, then in such event (in addition to any other insurance which Landlord may carry at its own expense) Landlord may, at its election, maintain a policy of comprehensive general liability insurance with respect to the Demised Premises, naming only Landlord as insured ("Landlord's Insurance Policy") and if Landlord shall so elect then (i) Landlord shall give notice thereof to Tenant and (ii) so long as Tenant shall so elect not to maintain such a policy, and if the net worth of Tenant and Guarantor (as determined by generally accepted accounting principles) are both then less than $75,000,000.00, Tenant shall reimburse Landlord for the reasonable cost to Landlord of the premiums upon Landlord's Insurance Policy, but Tenant's liability under this clause shall not exceed the cost of insurance coverage for Landlord having limits which do not exceed $2,000,000 for injury in any one occurrence. All public liability and property damage policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned by Landlord, its employees or agents.

                                 ARTICLE XII

                                   DEFAULT

     12.1 The failure by Tenant to make, when due, any payment of rent or other sum required to be made by Tenant hereunder, where such failure shall continue for a period of fifteen (15) days after written notice from Landlord of Tenant's failure to make such payments shall constitute a default ("Event of Default") hereunder by Tenant.

     12.2 Upon the occurrence of an Event of Default under Section 12.1, Landlord may terminate this lease upon written notice to Tenant. Should Landlord exercise its rights hereunder, Tenant shall be given sixty (60) days in which to remove its personal property. Landlord may dispose of any such property remaining in the Demised Premises thereafter in the manner provided by law.

     12.3 In the event Landlord terminates the lease as provided in Section 12.2, Tenant shall remain liable for the Minimum Rent and all other payments reserved herein plus the reasonable cost of obtaining possession of and re-letting the Demised Premises, including, without limitation, any reasonable repairs and alterations necessary to prepare the Demised Premises for re-letting, less the rents received from such re-letting. Any amounts so owing by Tenant shall be paid monthly on the date herein provided for the payment of Minimum Rent.

     12.4 After any assignment of Tenant's interest in this lease, Landlord shall not exercise any rights or remedies under this Article XII on account of any default in payment of any rent or other sum of money unless Landlord shall give notice to the Tenant named herein, as well as the tenant in possession, of such default and the opportunity to cure each such default within the period of time after such notice provided in Section 12.1 of this lease. After such notice, if the Lease Term shall be terminated pursuant to the provisions of this Article XII, then the tenant named herein shall not be liable for the payment of any rent or for the performance or observance of any agreements or conditions to be performed or observed which become due or arise after the date of such termination or with respect to periods following such termination unless at or about the time of such termination Landlord shall have offered to the tenant named herein a lease for the balance of the Lease Term upon the provisions of this lease contained to be thereafter performed by the parties hereunder; the tenant named herein shall have a period of thirty (30) days after receipt of such offer to accept such offer. If the tenant named herein shall accept Landlord's offer for such a lease within said thirty (30) days, then such lease shall be deemed to mitigate Landlord's damages and Landlord waives all its claims under Section 12.2(b) and (c) hereinabove with respect to the aforesaid termination.

     12.5 Landlord shall not have any lien, for the performance of any obligations of Tenant, upon any fixtures, machinery, equipment, or goods, wares or merchandise or other personal property, and Landlord hereby expressly waives the provisions of any law giving to Landlord such a lien.

     12.6 If any person to whom Tenant shall not then be paying rent under this lease shall demand payment of rent from Tenant, or any other amount payable to Tenant under this lease, alleging his or its right to receive such rent or other amount as a result of a transfer of Landlord's interest in this lease or otherwise, Tenant shall not be obligated to honor such demand unless Tenant shall receive written instructions to do so from the person to whom Tenant shall then be paying rent or shall otherwise receive evidence satisfactory to Tenant of the right of the person making the demand. The withholding of rent, or any other amount payable by Tenant under this Lease, by Tenant pending the determination of the right of the party making the demand shall not be deemed to be a default on the part of Tenant.

                                 ARTICLE XIII

                                  SELF-HELP

     13.1 Upon the failure by Tenant to observe or perform any of the covenants or provisions of this lease to be observed or performed by Tenant, where such failure shall continue for a period of thirty (30) days after written notice from Landlord to Tenant of such failure (except if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure and Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion), Landlord may, at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Tenant, and any amount paid or any contractual liability incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant, and Tenant agrees to reimburse Landlord therefor; provided that Landlord may cure any such default as aforesaid prior to the expiration of said thirty-day period but after notice to Tenant, if the curing of such default prior to the expiration of said thirty-day period is reasonably necessary to protect the real estate or Landlord's interest therein, or to prevent injury or damage to persons or property. If Tenant shall fail to reimburse Landlord upon demand for any amount paid for the account of Tenant hereunder, said amount shall be added to and become due as part of the next payment of rent due hereunder. Except as specifically provided in Article XII, Landlord specifically waives its rights under paragraph 3 of Section 1161 of the California Code of Civil Procedure. To the extent Tenant's failure to perform under this lease cannot reasonably be cured by Landlord as provided in this Section 13.1, Tenant acknowledges that all legal and equitable remedies shall be available to Landlord including without limitation injunctions and specific performance except as termination rights are limited as provided in Article XII.

     13.2 If Landlord shall default in the performance or observance of any agreement or condition in this lease, or shall default in the payment of any tax or other charge which shall be a lien upon the Demised Premises or in the payment of any installment of principal or interest upon any mortgage which shall be prior in lien to the lien of this lease, and if Landlord shall not cure such default within thirty (30) days after notice from Tenant specifying the default, (or if such default cannot reasonably be cured within such thirty-day period, then shall not within said thirty-day period commence to cure such default and thereafter prosecute the curing of such default to completion with due diligence), Tenant may, at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Landlord, and any amount paid or any contractual liability incurred by Tenant in so doing shall be deemed paid or incurred for the account of Landlord and Landlord agrees to reimburse Tenant therefore or save Tenant harmless therefrom; provided that Tenant may cure any such default as aforesaid prior to the expiration of said thirty-day period, but after said notice to Landlord, if the curing of such default prior to the expiration of said thirty-day period is reasonably necessary to protect the Demised Premises or Tenant's interest therein or to prevent injury or damage to persons or property or to permit Tenant to conduct its usual business operations in the Demised Premises. If Landlord shall fail to reimburse Tenant upon demand for any amount paid for the account of Landlord hereunder, said amount may be deducted by Tenant from the next or any succeeding payments of rent due hereunder or any other amounts due from Tenant to Landlord until Tenant is thereby reimbursed therefor in full.

                                 ARTICLE XIV

                            WAIVER OF SUBROGATION

     14.1 Each of Landlord and Tenant hereby releases the other to the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties or any other casualty insured against and from any and all liability for any personal injury or property damage, even if such fire or other casualty, injury or damage shall be brought about by the fault or negligence of the other party, or any persons claiming under such other party, provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the releasor's policies of fire and extended coverage insurance and liability insurance shall contain a clause to the effect that this release shall not affect such policies or the right of the releasor to recover thereunder. Each of Landlord and Tenant agrees that its fire and extended coverage insurance policies shall include such a clause to long as the same is obtainable and is includible without extra cost, or if such extra cost is chargeable therefor, so long as the other party pays such extra cost. If extra cost is chargeable therefor, each party will advise the other thereof and of the amount thereof, and the other party, at its election, may pay the same but shall not be obligated to do so.

     14.2 Except as provided in Section 14.1, neither Section 19.9 of this lease nor anything else in this lease contained shall be deemed to release either party hereto from liability for damages resulting from the fault or negligence of said party or its agents or employees or from responsibility for repairs necessitated thereby or by any default thereof hereunder.

                                  ARTICLE XV

                            MORTGAGE SUBORDINATION

     15.1 Tenant shall, upon the request of Landlord, in writing subordinate this lease and the lien hereof from time to time to the lien of any future first mortgage to a bank, insurance company or similar financial institution, irrespective of the time of execution or time of recording of such mortgage or mortgages, provided the holder of such mortgage shall first enter into an agreement with Tenant, in recordable form, and substantially in the form of Schedule D, that in the event of foreclosure or other right asserted under the mortgage by the holder or any assignee thereof, this lease and the rights of Tenant hereunder shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the provisions of this lease. Tenant shall, if requested by the holder of any such mortgage, be a party to said agreement, provided such agreement does not alter the terms of this lease, and shall agree in substance that if the mortgagee or any person claiming under such mortgagee shall succeed to the interest of Landlord in this lease, Tenant shall recognize such mortgagee or person as its Landlord under the terms of this lease. Tenant agrees that Tenant shall, upon the request of Landlord, execute, acknowledge and deliver any and all instruments necessary to effectuate, or to give notice of, such subordination, provided such instruments do not alter the terms of this lease and provided Landlord shall reimburse Tenant for any costs (including attorneys' fees) incurred by Tenant in connection with its review and or execution of any such instruments. The word "mortgage" as used herein includes mortgages, deeds of trust and similar instruments and modifications, consolidations, extensions, renewals, replacements or substitutes thereof.

     15.2 Landlord agrees that neither the Shopping Center, nor the construction thereof, nor any expansion thereof, shall be financed by, or subject to, any so-called economic development or industrial revenue bonds or similar debt instruments, or any security interest given in connection therewith, which shall, pursuant to any governmental laws, ordinance or regulations require or impose (i) any restriction, condition or limitation whatsoever upon or with respect to any expenditures which may be made by Tenant and/or any business organization affiliated with Tenant or (ii) any obligation to file any reports or returns with respect thereto.

     15.3 Upon thirty (30) days prior written notice from Landlord or Tenant, the requested party shall from time to time execute and deliver to the requesting party, or any person designated by the requesting party, a written estoppel statement certifying that: (i) this Lease represents the entire agreement between Landlord and Tenant and is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect);
(ii) the dates to which the rental and/or other charges are paid in advance, if any; (iii) the commencement and termination dates of the lease term;
(iv) there has been no assignment or other transfer of this Lease or any interest herein by Tenant or Landlord; (v) to the best of the requested party's knowledge, there are no uncured defaults on the part of the requesting party under this Lease and the requested party has no right of rent abatement or damages based thereon (or if a default exists, the nature and amount thereof); and (vi) such other facts as reasonably may be requested with respect to the material provisions of this Lease by the requesting party or any present or prospective purchaser, lender or assignee of this Lease. Any such certificate may be relied upon by any such party in their transactions with Landlord or Tenant.

     15.4 Upon the occurrence of any default by Landlord hereunder, written notice to that effect shall be sent by Tenant to each lender of Landlord with a lien against the property including the Demised Premises provided Landlord has sent Tenant written notice advising of the existence of such Lender and the address to be used for its notice ("Landlord Lender"). Tenant shall make such notice(s) to Landlord Lender(s) at the same time notice of such notice of default is sent to Landlord, and each Landlord Lender shall have the same opportunity to cure the default as Landlord has.

     15.5 No Landlord Lender shall become personally liable for the performance or observance of any covenants or conditions to be performed or observed by Landlord unless and until such Landlord Lender becomes the owner of Landlord's interest hereunder. Thereafter such Landlord Lender shall be liable for the performance and observance of such covenants and conditions as a "Landlord" as provided in Section 19.19 hereof, and subject to the limitations provided therein.

                                  ARTICLE XVI

                                  ASSIGNMENT

     Tenant shall have the right at any time and from time to time to sublet all or any part of the Demised Premises or assign this lease; provided, however, that notwithstanding any assignment of Tenant's interest in this lease or any subletting of the whole or any part of the Demised Premises, Tenant and Guarantor shall remain primarily liable for the performance of all agreements of Tenant hereunder, except as expressly otherwise provided in
Section 12.5.

                                 ARTICLE XVII

                            (Intentionally omitted]

                                 ARTICLE XVIII

                              LEASEHOLD MORTGAGES

     18.1 Tenant may execute and deliver one or more mortgages, deeds of trust or other leasehold security agreements ("Leasehold Indentures") without the consent of Landlord. If either Tenant or the mortgagee, grantee or corporate trustee under any such Leasehold Indenture sends Landlord a notice advising of the existence of such Leasehold Indenture and the address of the mortgagee, grantee or corporate trustee thereunder for the service of notices, such mortgagee, grantee or corporate trustee shall be deemed to be a "Leasehold Lender." Landlord shall be under no obligation under this
Article XVIII to any mortgagee, grantee or corporate trustee under a Leasehold Indenture who is not a Leasehold Lender.

     18.2 Upon the occurrence of any Event of Default hereunder by Tenant, written notice to that effect shall be sent by Landlord to each Leasehold Lender at the same time notice of such Event of Default is sent to Tenant, and each Leasehold Lender shall have the same opportunity to cure the default as Tenant has as provided in Section 12.1 herein.

     18.3 If any Leasehold Lender or a person designated by a Leasehold Lender shall either become the owner of the interest of Tenant hereunder upon the exercise of any remedy provided for in the Leasehold Indenture or shall enter into a new lease with Landlord as provided in Section 18.4, such Leasehold Lender or such person shall have the right to assign to any person such interest or such new lease upon notice to Landlord without obtaining the consent or approval of Landlord, except that, if neither Tenant nor Guarantor has a net worth of Seventy-Five Million Dollars ($75,000,000) or more, then Landlord's reasonable consent to such assignment is required.

     18.4 If this lease is terminated for any reason or is rejected or disaffirmed pursuant to bankruptcy law or other law affecting creditors' rights, any Leasehoid Lender, or a person designated by any Leasehold Lender, shall have the right, exercisable by notice to Landlord within ten (10) days after the effective date of termination, rejection or disaffirmance to enter into a new lease of the Demised Premises with Landlord. The term of the new lease shall begin on the date of the termination of this lease and shall continue for the remainder of the Lease Term. Such new lease shall otherwise contain the same terms and conditions as those set forth herein, except for requirements which are no longer applicable or have already been performed, provided that all defaults which are susceptible of being remedied by the payment of money shall have been cured, and provided further that such new lease shall require the tenant thereunder promptly to commence and expeditiously continue to remedy all other defaults on the part of Tenant hereunder to the extent reasonably possible. It is the intention of the parties hereto that such new lease shall have the same priority relative to other rights or interests to or in the fee estate in the land covered by this lease and Landlord covenants to use commercially reasonable efforts to cause to be subordinated to such new lease any lien or encumbrance which is subject to this lease. The provisions of this Article XVIII shall survive the termination of this lease and shall continue in full force and effect thereafter to the same extent as if this
Section 18.4 were a separate and independent contract by and among Landlord, Tenant and each Leasehold Lender. From the date on which any Leasehold
Lender shall serve upon Landlord the aforesaid notice of the exercise of its rights to enter into a new lease, such Leasehold Lender may use and enjoy the Demised Premises without hindrance or interference by Landlord.

     18.5 No Leasehold Lender shall become personally liable for the performance or observance of any covenants or conditions to be performed or observed by Tenant unless and until such Leasehold Lender becomes the owner of Tenant's interest hereunder upon the exercise of any remedy provided for in any Leasehold Indenture or enters into a new lease with Landlord as herein provided. Thereafter such Leasehold Lender shall be liable for the performance and observance of such covenants and conditions only so long as such Leasehold Lender owns such interest or is tenant under such new lease.

     18.6 Landlord agrees that the exercise of its rights under this lease in case of an Event of Default shall not, if the Leasehold Lender accepts a new lease pursuant to this Article XVIII, result in the merger of the estate of the sublandlord under any sublease with the estate of the subtenant thereunder. The exercise of any rights of a Leasehold Lender under this
Article XVIII shall not relieve Zayre Corp. of its obligations under the lease guarantee and Landlord's obligations hereunder shall be conditioned upon receipt of a written approval or consent by Zayre Corp., within 21 days after the Leasehold Lender provides a notice of its election, acknowledging that the performance of such obligations shall not relieve Zayre Corp. of its obligations under the lease guarantee. If Landlord does not receive such written approval or consent, Landlord may terminate its obligations by delivering a notice of termination to the Leasehold Lender. Failure by Zayre to deliver such approval or consent shall not relieve it of any prior liability under its guarantee or of any subsequent liability if Landlord does not terminate Leasehold Lender's new lease.

     18.7 Without the prior written consent of each Leasehold Lender, Landlord will not accept a voluntary surrender of this lease or the estate created hereby and will not consent to any amendment of this lease.

                                 ARTICLE XIX

                                   GENERAL

     19.1 INTERPRETATION. It is the intention of the parties hereto that if any provision of this lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, the provision shall have the meaning which renders it valid.

     19.2 SUCCESSORS AND ASSIGNS. The words "Landlord" and "Tenant" and the pronouns referring thereto, as used in this lease, shall mean, where the context requires or admits, the persons named herein as Landlord and as Tenant, respectively, and their respective heirs, legal representatives, successors and assigns, irrespective of whether singular or plural, masculine, feminine or neuter. The agreements and conditions in this lease contained on the part of Landlord to be performed and observe shall be binding upon Landlord and its heirs, legal representatives, successors and assigns and shall inure to the benefit of Tenant and its successors and assigns, and the agreements and conditions on the part of Tenant to be performed and observed shall be binding upon Tenant and its successors and assigns and shall inure to the benefit of Landlord and its heirs, legal representatives, successors and assigns. If Landlord shall be more than one person, the obligations of Landlord hereunder shall be joint and several.

     19.3 DELAYS. In any case where either party hereto is required to do any act (other than make a payment of money) delays caused by or resulting from Act of God, war, civil commotion, fire or other casualty, labor difficulties, general shortages of labor, materials or equipment, government regulations or other causes beyond such party's reasonable control shall not be counted in determining the time when the performance of such act must be completed, whether such time be designated by a fixed time, a fixed period of time or "a reasonable time". In any case where work is to be paid for out of insurance proceeds or condemnation awards, due allowance shall be made, both to the party required to perform such work and to the party required to make such payment, for delays in the collection of such proceeds and awards. The provisions of this Section shall not apply to the dates set forth in Articles IV and V.

     19.4 HOLDING OVER. If Tenant or any person claiming under Tenant shall remain in possession of the Demised Premises or any part thereof after the expiration of the Lease Term without any agreement in writing between Landlord and Tenant with respect thereto, prior to acceptance of rent by Landlord the person remaining in possession shall be deemed a tenant at sufferance and after acceptance of rent by Landlord the person remaining in possession shall be deemed a tenant from month to month, subject to the provisions of this lease insofar as the same may be made applicable to a tenancy from month to month. The monthly rent for such person shall be equal to 125% of the rent for the immediately preceding one month period.

     19.5 WAIVERS. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by either party at any time, express or implied, or any breach of any provision of this lease shall be deemed a waiver of a breach of any other provision of this lease or a consent to any subsequent breach of the same or any other provision. If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion.
Any and all rights and remedies which either party may have under this lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; and no one of them, whether exercised by said party or not, shall be deemed to be in exclusion of any other; and any two or more or all of such rights and remedies may be exercised at the same time. Without limiting the generality of the foregoing, if any restriction contained in this lease for the benefit of either party shall be violated, such party, without waiving any claim for breach of agreement against the other party, may bring such proceedings as it may deem necessary, either at law or in equity, in its own name or in the name of the other party, against the person violating said restriction.

     19.6 DISPUTES. It is agreed that if at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other party under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest", such payment not being regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recovery of such sum and if it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this lease; and if any time a dispute shall arise between the parties hereto as to any work to be performed by either of them under the provisions hereof, the party against whom the obligation to perform the work is asserted may perform such work and pay the cost thereof "under protest" and the performance of such work shall in no event be regarded as a voluntary performance, and there shall survive the right on the part of said party to institute suit for the recovery of the cost of such work, and if it shall be adjudged that there was no legal obligation on the part of said party to perform the same or any part thereof, said party shall be entitled to recover the cost of such work or the cost of so much thereof as said party was not legally required to perform under the provisions of this lease.

     19.7 QUIET ENJOYMENT. Landlord agrees that upon Tenant's paying the rent and performing and observing the agreements and conditions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Demised Premises and all rights of Tenant hereunder during the Lease Term without any manner of hindrance or molestation.

     19.8 NOTICES. Any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party by either serving personally or by mailing in the United States mail, certified or registered, postage prepaid, return receipt requested, or by Federal Express, Purolator Courier, Emery Air Freight, U.S. Post Office Express Mail, or similar overnight courier which delivers only upon signed receipt of addressee. If such notice, demand or other communication be served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication be given by mail, such shall be conclusively deemed given forty-eight (48) hours after deposit thereof in the United States mail or twenty-four (24) hours after deposit thereof with such overnight courier, provided the same is addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:

                To Landlord:       Douglas W. Bradford
                                   2694 Bishop Drive, Suite 202
                                   San Ramon, CA 94583

                With a Copy to:    Edward T. Marshall
                                   c/o Wilson, Sher, Marshall & Peterson
                                   One Kaiser Plaza, Suite 1350
                                   Oakland, CA 94612

                To Landlord Lender,
                if any, if notice
                is required under
                Section 15.4:      (address to be supplied in
                                   writing by Landlord to Tenant)

                To Tenant:         HomeClub, Inc.
                                   140 Orangefair Mail
                                   Suite 100
                                   Fullerton, California 92632
                                   Attention: V.P. Real Estate

                With a copy to:    Zayre Corp.
                                   Framingham, Mass. 01701
                                   Attention: Corporate Counsel

                To Leasehold
                Lender, if any,
                if notice is
                required under
                Section 18.2:      (address to be supplied in
                                   writing by Tenant to Landlord)

   19.9 COSTS. Wherever in this lease provision is made for the doing of any act by any person it is understood and agreed that such act shall be done by such person at its own cost and expense unless a contrary intent is expressed.

   19.10 THIS INSTRUMENT. This lease is transmitted for examination only and does not constitute an offer to lease, and this lease shall become effective only upon execution thereof by the parties thereto. This instrument contains the entire and only agreement between the parties, and no oral statements, representations matter not contained in this instrument shall have any force or effect. This lease shall not be modified in any way except by a writing subscribed by both parties.

   19.11 HEADINGS. The headings for the various provisions of this lease are used only as a matter of convenience for reference, and are not to be considered a part of this lease or used in determining the intent of the parties to this lease.

   19.12 BROKERS. Each of Landlord and Tenant warrants and represents to the other that it has dealt with no broker in connection with this lease. Each party shall defend, indemnify and hold harmless the other party from and against all commissions, fees and expenses, and all claims therefor, in connection with this lease of, or by, any broker alleging he, she or it has dealt with the indemnitor party, including without limitation, reasonable attorneys' fees.

   19.13 CHOICE OF LAW. This lease shall be governed by and construed pursuant to the laws of the State of California.


   19.14 SEVERABILITY. Should any provision of this lease be or become invalid, void, illegal or unenforceable, it shall be considered separate and severable from this lease and the remaining provisions shall remain in force and be binding upon the parties hereto as though such provision had not been included.

   19.15 INTEREST ON RENT. If Tenant tenders rent payments after their due dates three or more times in any given twelve month period, and if Landlord gave Tenant notice of such delinquency each time, and if Tenant also fails to pay the third such payment within fifteen days of Landlord's notice of such delinquency ("Late Payment ") then such Late Payment and each Late Payment (which Tenant fails to pay within 15 days of Landlord's notice of such delinquency) thereafter in the same twelve month period, shall bear interest commencing on its due date, until paid, at the rate of twelve percent per annum, provided that a payment shall not be deemed a Late Payment unless Landlord gave Tenant a notice of delinquency and Tenant failed to tender the rent payment within 15 days after such notice. Said amount shall become payable as additional rent, and Tenant shall pay Landlord such amount without notice or demand with the next month's payment of rent.

19.16 SCHEDULES INCORPORATED. Schedules A, B, C, D, E and F attached hereto are hereby made a part hereof and incorporated herein to the same extent as if fully set forth herein.

   19.17 ATTORNEY FEES. In the event that either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this lease, then the unsuccessful party shall reimburse the prevailing party for all reasonable attorney's fees and costs incurred in connection therewith, including, without limita-tion, all such fees or costs incurred on any appeal from such action or proceeding.

   19.18 PURCHASE OF LAND FOR SHOPPING CENTER. HomeClub acknowledges that Landlord does not own the land for the Shopping Center as of the execution of this lease. Landlord represents that as of the execution of this lease by Landlord it is in escrow to purchase the land for the Shopping Center. This lease is conditioned upon Landlord's purchase of said land. If Landlord breaches its agreement to purchase said land, such breach shall also constitute a breach of this lease, except that, if Landlord fails to purchase said land because it failed to satisfy a condition of said purchase agreement notwithstanding Landlord's best efforts, said failure of the condition shall not constitute a breach of this Lease. If Landlord fails to purchase said land for any reason other than its breach, this lease shall become null and void and neither Landlord nor Tenant shall have any rights or remedies against the other in connection with this lease.

   19.19 The liability of Landlord to Tenant for any default by Landlord under this Lease shall be limited to the interest of Landlord in the Demised Premises and Landlord's interest, if any, in the Shopping Center, and/or the proceeds from any sale or other transfer of the Demised Premises and/or Landlord's interest, if any, in the Shopping Center. Tenant agrees to look solely to such interests and/or such proceeds for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after Tenant's execution upon such interests and/or such proceeds. The limitation on liability contained in this Section shall inure to the benefit of Landlord's heirs, personal representatives, successors and assigns and their respective partners, shareholders, officers, directors, trustees, beneficiaries, agents and employees. Under no circumstances shall any such person have any personal liability for the performance of Landlord's obligations under this Lease. The word "Landlord", as used herein, means only the owner for the time being of Landlord's interest in this lease, that is, in the event of any transfer of landlord's interest in this lease, the transferor shall cease to be liable, and shall be released from all liability for the performance or observance of any agreements or con-ditions on the part of Landlord to be performed or observed subse-quent to the time of said transfer, provided that from and after said transfer the transferee shall have agreed with Tenant, in writing in recordable form, that such transferee shall have assumed and have agreed to perform the obligations of Landlord under this lease occur-ring subsequent to the time of said transfer.

   19.20 Upon reasonable notice to Tenant (but not less than 3 days in advance), and only if Tenant is given an opportunity and permitted to accompany, Landlord, its agents and employees shall have the right to enter the Demised Premises at all times during normal business hours to examine the same, to show them to prospective purchasers or lenders, to make such repairs as Landlord is obligated to make pursuant to this Lease, and to exercise such rights of self-help as Landlord is entitled to exercise pursuant to this Lease. In addition, during the six month period prior to the expiration of the Lease term or any renewal term, unless Tenant has exercised its option to extend the Lease term, Landlord may exhibit the Demised Premises to prospective Tenants, upon reasonable notice to Tenant
(but not less than 3 days in advance), and only if Tenant is given an opportunity and permitted to accompany.

                                  ARTICLE XX

                    SALE OF DEMISED PREMISES BY LANDLORD

   20.1 In the event of any sale, exchange or other transfer of the Demised Premises by Landlord and an assignment by Landlord of this Lease, Landlord shall be entirely relieved of all liability under the terms, covenants and conditions set forth in this Lease arising out of any act or omission occurring after the assignment of this Lease, provided that the assignee assumes Landlord's covenants and obliga-tions arising after the date of such assignment. Tenant shall attorn to such new Landlord as of the date of the assignment. Upon ten (10) days prior written notice from Landlord, Tenant shall from time to time execute and deliver to Landlord or any person designated by Landlord an estoppel certificate stating the current status of the material provi-sions of this Lease, as specified in Section 15.5 above. Any such statement may be relied upon by any purchaser or other transferee of the Demised Premises.

   IN WITNESS WHEREOF, the parties hereto have caused this lease to be executed under seal as of the day and year first above written.

                                       LANDLORD:

                                       DOUGLAS W. BRADFORD, an
                                       individual

                                       /s/ Douglas W. Bradford
                                       ----------------------------------------
                                       TENANT:

                                       HOMECLUB, INC., a Delaware
                                       corporation





                                       By: /s/ illegible
                                           ------------------------------------

                                           Its:       President
                                                -------------------------------



                                       By: /s/ illegible
                                           ------------------------------------

                                           Its:       Vice President
                                                -------------------------------

                                  SCHEDULE A


   The Demised Premises shall consist of a one-story building (the "Building"), to be constructed by Landlord as herein provided, con-taining one hundred three thousand nine hundred and nine (103,909) square feet of floor area having a depth and width of two hundred eighty-one point four feet by three hundred sixty-nine point four feet (281.4 x 369.4) and other dimensions as shown upon the plan attached hereto ("the Lease Plan"), plus an exterior nursery area containing nine thousand eight hundred and eighty (9,880) square feet of floor area, all as shown on the Lease Plan. In addition, Tenant shall have the exclusive right to use certain service areas adjacent to the De-mised Premises which contain an exterior loading dock and compactor pad as shown on the Lease Plan. It is expressly understood and agreed that said service areas and the exterior nursery area shall not be included in computing Tenant's Fraction (defined in Section 6.1) for purposes of Article VI and Paragraph 8 of Schedule B. If after completion of Landlord's Construction Work the Building shall contain less than the floor area required above then, in addition to all other remedies of Tenant, as a result thereof, the Minimum Rent payable by Tenant pursuant to Section 5.1 shall be reduced proportionately. Landlord agrees that the name of the Shopping Center shall not con-tain the tradename of any business operated in the Shopping Center.

   The Demised Premises are situated within the shopping center to be constructed by Landlord, as herein provided, at the intersection of Whitman Avenue and 20th Street. The "Shopping Center" (as defined herein) is the land, together with the buildings and other structures from time to time thereon, shown on the Lease Plan, and is more particularly described on the legal descriptions attached hereto on pages A-2 and A-3.

DESCRIPTION

(1) ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF BUTTE, CITY OF CHICO, DESCRIBED AS FOLLOWS:

          LOT 4, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION", WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8 AND 9.

          EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

          BEGINNING AT A POINT WHICH IS THE INTERSECTION OF THE EAST LINE OF LOT 2, AS SHOWN ON SAID MAP, WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99, SAID POINT BEING DISTANT 90.00 FEET SOUTHWESTERLY MEASURED AT A RIGHT ANGLE FROM THE BASE LINE AT ENGINEER'S STATION (C-1) 488+87.54 OF THE DEPARTMENT OF PUBLIC WORKS SURVEY ON ROAD 03-BUT-99 FROM POST MILE 30.0 TO 37.3; THENCE FROM SAID POINT OF BEGINNING NORTH 32 DEG. 24' 21" WEST, 718.93 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 2940.00 FEET, THROUGH AN ANGLE OF 2 DEG. 25' 14", AN ARC DISTANCE OF 124.21 FEET TO A POINT OF COMPOUND CURVE; THENCE ON A CURVE TO THE LEFT, WITH A RADIUS OF 815.00 FEET, THROUGH AN ANGLE OF 25 DEG. 39' 46", AN ARC DISTANCE OF 365.04 FEET; THENCE NORTH 60 DEG. 29' 31" WEST, 603.28 FEET; THENCE NORTH 85 DEG. 37' 47" WEST, 152.81 FEET; THENCE SOUTH 80 DEG. 00' 30" WEST, 188.24 FEET TO A POINT ON THE SOUTH LINE OF 20TH STREET, AS SHOWN ON SAID MAP OF "CHICO INDUSTRIAL PARK"; THENCE ALONG SAID SOUTH LINE OF 20TH STREET ON A CURVE TO THE LEFT, TANGENT TO A LINE BEARING NORTH 79 DEG. 40' 52" EAST, HAVING A RADIUS OF 642.00 FEET, THROUGH AN ANGLE OF 15 DEG. 22' 20", AN ARC DISTANCE OF 172.25 FEET; THENCE CONTINUING ALONG SOUTH LINE OF 20TH STREET, SOUTH 30 DEG. 29' 31" EAST, 2.33 FEET; THENCE NORTH 68
          DEG. 31' 52" EAST, 114.77 FEET; THENCE NORTH 64 DEG. 28' 40" EAST,
          461.74 FEET TO THE INTERSECTION OF THE SOUTHERLY LINE OF SAID 20TH STREET WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99; THENCE ALONG SAID WESTERLY LINE SOUTH 30 DEG. 29' 31" EAST, 1766.67 FEET TO THE POINT OF BEGINNING.

          ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.

          ALSO EXCEPTING THEREFROM THOSE PORTIONS DEEDED TO THE CITY OF
          CHICO, BY DEEDS RECORDED APRIL 28, 1980, IN BOOK 2510, PAGE 195, OFFICIAL RECORDS, AND RECORDED MAY 15, 1980, IN BOOK 1515, PAGE 276, OFFICIAL RECORDS.

          DESCRIPTION

and (2) ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF BUTTE, CITY OF CHICO, DESCRIBED AS FOLLOWS:

          LOT 9, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CHICO INDUSTRIAL SUBDIVISION", WHICH MAP WAS RECORDED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF BUTTE, STATE OF CALIFORNIA, ON JULY 6, 1965, IN BOOK 34 OF MAPS, AT PAGE(S) 7, 8 AND 9.

          EXCEPTING THEREFROM THAT PORTION DEEDED TO THE STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

          BEGINNING AT A POINT WHICH IS THE INTERSECTION OF THE EAST LINE OF LOT 2, AS SHOWN ON SAID MAP, WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99, SAID POINT BEING DISTANT 90.00 FEET SOUTHWESTERLY MEASURED AT A RIGHT ANGLE FROM THE BASE LINE AT ENGINEER'S STATION (C-1) 488+87.54 OF THE DEPARTMENT OF PUBLIC WORKS SURVEY ON ROAD 03-BUT-99 FROM POST MILE 30.0 TO 37.3; THENCE FROM SAID POINT OF BEGINNING NORTH 32 DEG. 24' 21" WEST, 718.93 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 2940.00 FEET, THROUGH AN ANGLE OF 2 DEG. 25' 14", AN ARC DISTANCE OF 124.21 FEET TO A POINT OF COMPOUND CURVE; THENCE ON A CURVE TO THE LEFT, WITH A RADIUS OF 815.00 FEET, THROUGH AN ANGLE OF 25 DEG. 39' 46", AN ARC DISTANCE OF 365.04 FEET; THENCE NORTH 60 DEG. 29' 31" WEST, 603.28 FEET; THENCE NORTH 85 DEG. 37' 47" WEST, 152.81 FEET; THENCE SOUTH 80 DEG. 00' 30" WEST, 188.24 FEET TO A POINT ON THE SOUTH LINE OF 20TH STREET, AS SHOWN ON SAID MAP OF "CHICO INDUSTRIAL PARK"; THENCE ALONG SAID SOUTH LINE OF 20TH STREET ON A CURVE TO THE LEFT, TANGENT TO A LINE BEARING NORTH 79 DEG. 40' 52" EAST, HAVING A RADIUS OF 642.00 FEET, THROUGH AN ANGLE OF 15 DEG. 22' 20" , AN ARC DISTANCE OF 172.25 FEET; THENCE CONTINUING ALONG SOUTH LINE OF 20TH STREET, SOUTH 30 DEG. 29' 31" EAST, 2.33 FEET; THENCE NORTH 68 DEG. 31' 52" EAST, 114.77 FEET; THENCE NORTH 64 DEG. 28' 40" EAST,
          461.74 FEET TO THE INTERSECTION OF THE SOUTHERLY LINE OF SAID 20TH STREET WITH THE WESTERLY LINE OF STATE HIGHWAY ROUTE 99; THENCE ALONG SAID WESTERLY LINE SOUTH 30 DEG. 29' 31" EAST, 1766.67 FEET TO THE POINT OF BEGINNING.

          ALSO EXCEPTING ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES BELOW A DEPTH OF 500 FEET AND ALL GEOTHERMAL RIGHTS BELOW A DEPTH OF 250 FEET OF SAID REAL PROPERTY WITHOUT THE RIGHT OF SURFACE ENTRY.

          ALSO EXCEPTING THEREFROM THOSE PORTIONS DEEDED TO THE CITY OF CHICO, BE DEEDS RECORDED APRIL 28, 1980, IN BOOK 2510, PAGE 195, OFFICIAL RECORDS, AND RECORDED MAY 15, 1980, IN BOOK 1515, PAGE 276, OFFICIAL RECORDS.

least ten (10) stores under the same trade name in three or more states.

     10. Landlord shall maintain with respect to the Common Facilities throughout the Lease Term a policy or policies of public liability insurance in amounts of not less than One Million Dollars ($1,000,000.00) with respect to injuries to any one person and not less than Two Million Dollars ($2,000,000.00) with respect to injuries suffered in any one accident and not less than One Hundred Thousand Dollars ($100,000.00) with respect to damage to property, such policies of insurance to name Tenant as an additional insured thereunder and be issued for periods of not less than one (1) year by responsible insurance companies well rated by national rating organizations and authorized to do business in the state in which the Shopping Center is located. Provided however, not more than once every five years Tenant may require that the amount of coverage be increased on the ground that such coverage is inadequate to properly protect the parties in accordance with generally accepted insurance standards for Shopping Centers of this kind and size. Landlord shall deliver such policies to Tenant at least fifteen (15) days prior to the Commencement Date, and each renewal policy at least ten
(10) days prior to the expiration of the policy it renews. In lieu of delivering any policy of insurance to Tenant, Landlord may deliver to Tenant a Certificate of the company issuing such policy. All such insurance policies shall provide that such policies shall not be cancelled without at least ten
(10) days prior written notice to Tenant.

     11. Landlord shall, within five days after the close of escrow for landlord's acquisition of the land for the Shopping Center, deliver to Tenant a recognition agreement from any mortgagee whose mortgage shall be prior in lien to the lien of this lease and, if Landlord shall hold a leasehold estate in all or part of the Shopping Center rather than a fee interest, a recognition agreement from the fee owner. Each such recognition agreement shall be in recordable form and shall provide that this lease and all rights of Tenant hereunder shall not be disturbed except for a cause which would permit Landlord to disturb the same hereunder. Each such recognition agreement from a mortgagee or fee owner, as the case may be, shall also be substantially in the form of Schedule D. Tenant shall have the right to terminate this lease at any time within 120 days after Tenant learns that Landlord is not in compliance with the preceding provisions of this Paragraph 11, provided that Tenant must give Landlord 30 days advance notice of such intent to terminate and Landlord may cure such non-compliance and negate said termination at any time during said 30 day period.

     12. The Demised Premises are demised to Tenant with the benefit of all of the rights contained in this lease and all of the rights appurtenant to this lease and to the Demised Premises by operation of law, and are demised subject to, and with the benefit of, the following:

          (A)  General real estate taxes not yet due and payable.

          (B)  The Mortgage, if any, referred to in Schedule D.

          (C)  The Permitted Exceptions as defined in Section 2.1 above.

          (D)  The REA referred to in Paragraph 13 below.

          (E)  Easements for utilities serving the Shopping Center.

     13. Landlord shall enter into a Reciprocal Easement Agreement ("REA") acceptable to HomeClub, with respect to the balance of the Shopping Center (herein referred to as "Phase II"). HomeClub shall not unreasonably withhold or delay its approval of the REA, provided it shall be reasonable to withhold its consent unless the REA shall protect fully Tenant's rights under this lease, shall give Tenant the right to enforce the provisions of the REA in the event Landlord fails to do so diligently, and shall not impose any additional obligations or costs on Tenant. Landlord upon entering into the REA will grant and demise to Tenant the benefit of all easements, licenses, rights-of-way, and privileges which the parties therein referred to did thereby give and grant one to the other and to all persons claiming thereunder. Landlord shall not, without the prior consent of Tenant, execute, or otherwise agree to, any modification of the REA, nor waive any of its rights, nor exercise any right, nor give any consent or approval, nor grant or permit any indulgences by act or omission, nor give any consent, thereunder. Landlord shall enforce all provisions of the REA.

     14. Tenant may at any time give notice to Landlord that Tenant elects to perform the obligations of Landlord under Paragraphs 7 and 10 and, upon the thirtieth (30th) day after such notice, Tenant shall commence to, and thereafter shall, perform such obligations, and no further obligations shall thereafter accrue under Paragraphs 8 and 10 hereof except as otherwise determined pursuant to the penultimate sentence of this Paragraph 14. In such event, Landlord shall pay to Tenant, for each year or portion thereof thereafter included within the Lease Term, as partial reimbursement to Tenant of the cost to Tenant of performing such obligations, an amount equal to the product of "Landlord's Fraction" (hereinafter defined) and the cost of performing such obligations during said year. Said amount shall be payable periodically, but not more frequently than monthly, upon Landlord's receipt of bills from Tenant. Tenant shall submit to Landlord evidence of such cost to Tenant in such detail as Landlord may reasonably require. Landlord's Fraction is that fraction the numerator of which shall be the number of square feet of floor area in all the buildings in the Shopping Center except the Demised Premises and the denominator of which shall be the denominator of Tenant's Fraction (defined in Section 6.1), but in no event shall Landlord's Fraction be less than 53%, except if the size of the Demised Premises is increased, in which case Landlord's Fraction shall be adjusted accordingly. Subject to the prior sentence, as the number of square feet of floor area may change during any year, Landlord's Fraction may change during said year and the amount payable by Landlord for said year pursuant to the provisions of this Paragraph 14 shall reflect such changes in floor area. At any time after the giving of notice by Tenant pursuant to the first sentence of this Paragraph 14, Tenant may give notice to Landlord that Tenant elects to have Landlord again perform such obligations of Landlord under said Paragraphs 7 and 10 and upon the thirtieth (30th) day after such notice from Tenant Landlord shall commence to, and thereafter shall, perform such obligations and the provisions of Paragraphs 7 and 10 shall again be operative and the provisions of this Paragraph 14 shall be subject to the provisions of Section 8.3 and nothing in this Paragraph 14 shall obligate Tenant to make any alterations, repairs or replacements to the common areas that are required during the first twenty-four (24) months of the Lease Term.

     15. Landlord and Tenant will maintain the Shopping Center and conduct their business thereon in compliance with all federal, state or local laws and regulations relating to pollution control, hazardous or toxic wastes, substances and constituents, including hydrocarbonic substances, and other environmental and ecological matters, including but not limited to the Federal Water Pollution Control Act (33 U.S.C. Sect. 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C. Sect. 6901 et seq.), Safe Drinking Water Act (42 U.S.C. Sect. 3000f et seq.), Toxic Substances Control Act (15 U.S.C. Sect. 2601 et seq.), the Clean Air Act (42 U.S.C. Sect. 7401 et seq.), Comprehensive Environmental Response of Compensation and Liability Act (42 U.S.C. Sect. 9601, et seq.), California Health & Safety Code (25100 et seq., 39000 et seq.), California Water Code (13000 et seq.), and other comparable state laws. If Landlord or Tenant shall receive: (a) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against Landlord, Tenant, the Shopping Center or the Demised Premises alleging violations of any federal, state or local environmental law or regulation or requiring Landlord or Tenant to take any action in connection with the release of any toxic or hazardous substance, waste or constituent, including any hydrocarbonic substance, into the environment, or (b) any notice from a federal, state or local governmental agency or private party alleging that Landlord or Tenant may be liable or responsible for costs associated with a response or cleanup of a release of a toxic or hazardous substance, waste or constituent, including any hydrocarbonic substance, into the environment or any damages caused by that release, Landlord or Tenant shall, within fifteen (15) days of receipt thereof, provide the other party with a copy of such notice and thereafter shall diligently proceed to take all actions necessary to correct such violation. Landlord and Tenant agree to indemnify and hold each other harmless from and against all causes, claims, demands, losses, damages, liens, liabilities, lawsuits and other proceedings, costs and expenses (including without limitation attorneys' fees) incurred, directly or indirectly, by the indemnitee as a result of or in connection with indemnitor's failure to comply with any of the provisions of this Paragraph 15.

                                   SCHEDULE C

                         LANDLORD'S CONSTRUCTION WORK

     Below are Tenant's Requirements. Landlord agrees that within thirty (30) days after the date of this lease Landlord shall submit to Tenant, for Tenant's approval, detailed plans and detailed specifications ("the Details"), which shall be in conformity with Tenant's Requirements. The Details shall be submitted in duplicate, including working drawings and design analysis. If, within fifteen (15) days after Tenant shall have received a complete set of the Details, Tenant shall not give notice of any comments thereon, then such complete set of the Details shall be deemed approved by Tenant. If, within fifteen (15) days after Tenant shall have received such complete set of Details, Tenant shall give Landlord notice of comments thereon, Landlord shall forthwith revise the Details in accordance with said comments to the extent that said comments shall be in conformity with Tenant's requirements and resubmit the Details, as so revised, to Tenant for approval within fifteen (15) days after receipt of Tenant's notice of comments, and the procedure for approval and/or comments by Tenant above set forth shall be repeated until the Details shall be finally approved except that the time limit for approval and revision shall be fifteen (15) days. Provided, however, if Tenant fails to give Landlord any of the above-mentioned notices within five (5) days from receipt of each set of Details, then the dates referred to in Section 4.6, 4.7, and 5.1(D) shall be extended on a day for day basis for each additional day Tenant fails to respond up to a total of ten days for each approval period.

     At any time after the Details, as the same may be revised as aforesaid, shall be approved by Tenant, as aforesaid, and prior to completion of construction thereunder, Tenant may give notice to Landlord of changes it desires in the Details as the same may have been revised, as aforesaid. Changes which do not affect the structure and do not delay the completion of construction work shall not require the approval of Landlord; changes which do affect the structure or which do delay the completion of construction work shall require the approval of Landlord, which approval Landlord agrees it will not unreasonably delay or withhold, and the dates referred to in Sections 4.6, 4.7, and 5.1(D) shall be extended on a day for day basis for each day construction is delayed. The Details, as the same may be revised and changed as aforesaid, shall be known as "Landlord's Construction Work".

     If Tenant shall give notice to Landlord that extensive changes have been involved, Landlord will furnish "as built" drawings. Upon completion of construction Landlord shall furnish photographs and operating instructions as provided in said document entitled Outline Specifications for a HomeClub Store (hereinafter referred to).

     Prior to the commencement of Landlord's Construction Work, Landlord shall submit to Tenant for its approval a critical path construction schedule, and about the first day of each month during

Landlord's Construction Work Landlord shall submit to Tenant for its approval a revised critical path construction schedule.

     Notwithstanding anything contained in Section 3.1 of this lease, any net increase in the cost of Landlord's Construction Work, including, without limitation, the cost to Landlord of its interest payment on the construction loan for the Demised Premises, caused by changes made by Tenant, as aforesaid, after the Details have been approved by Tenant shall be paid by Tenant to Landlord upon demand, at the time when Landlord shall be required to pay the same to Landlord's contractors or other parties, provided that Landlord shall, prior to the commencement of construction of such changes, have notified Tenant of such increase and Tenant shall have approved of the cost of such increase.

     No agent or employee of Tenant other than an officer of Tenant or an agent or employee of Tenant designated in writing for the purpose by an officer of Tenant has any authority to approve any plans or specifications or approve any changes in plans or specifications, and any approval by an officer or such agent or employee shall not be binding upon Tenant unless such approval shall be in writing.

     Unless Tenant shall expressly agree in writing that any requirement of Tenant's Requirements shall be waived or altered, every requirement of Tenant's Requirements shall be complied with by Landlord, except to the extent Tenant's Requirements shall have been waived or altered by Tenant's approval of the Details or change orders, as provided above. Such waiver or alteration can be accomplished only by a writing signed by an officer of Tenant or an agent or employee of Tenant, which writing sufficiently identifies said requirement and states that the same is waived or altered. Notwithstanding any approval hereunder by Tenant, Landlord shall be solely responsible in all cases for proper design and coordination of architectural, structural, plumbing, electrical, heating, ventilating, air conditioning and site elements of the Demised Premises.

     Tenant's Requirements are such work (labor, materials and equipment) as shall be required to construct a HomeClub store building and Common Facilities which when completed will be equal in all detail to the HomeClub store building and Common Facilities provided for in (a) the Store Plans (hereinafter referred to), and (b) Prototype Specifications for a HomeClub Store. Also, if site conditions, local codes or other requirements of local authorities require differences in construction, Store Plans and Prototype Specifications shall be further modified and supplemented to reflect such differences but no modifications thereof prepared in accordance with the provisions of this sentence or the sentence immediately preceding shall be permitted because of local codes or other requirements of local authorities, unless without such modifications said Store Plans and Prototype Specifications would violate local codes or other requirements of local authorities. The Store Plans consist of the following drawings prepared by Griffin & Banks Architects, Inc. as job number 86-29:

Sheet                                             Most Recently
Number       Title                                Revised Date

             Title Sheet                          10/12/87
A1.1         Site Plan                            03/19/87
A2.1         Floor Plan                           10/12/87
A3.1         Exterior Elevations                  10/12/87
A4.1         Reflected Ceiling Plan               10/12/87
A5.1         Racking Floor Plan                   10/12/87
A6.1         Communications Floor Plan            10/12/87
A7.1         Computer Floor Plan                  10/12/87
A8.1         Interior Electrical                  08/04/87
A9.1         Count, Vault & Training              08/04/87
A10.1        PBX, Computer & Receiving            07/30/87
A11.1        Cust. Service & Cash Registers       10/19/87
A12.1        Mgr. Offices & Lounge                08/05/87
A13.1        Special Order Table                  08/06/87
A14.1        Receiving Docks                      08/11/87
A15.1        Electrical Signing                   08/25/87
A16.1        Plumbing                             10/28/87

                               SCHEDULE D

           SUBORDINATION, RECOGNITION AND ATTORNMENT AGREEMENT

     1. Reference is made to Mortgage from DOUGLAS W. BRADFORD ("Landlord") to ___________________ ("Mortgagee") dated _________________ and recorded in
Volume _______________ at Page ________ of the ____________________________.

     2. Reference is made to Lease dated ________________, 198_, between Landlord, and HomeClub, Inc. a Delaware corporation, ("Tenant"), as Tenant, of certain premises situated within the premises covered by said Mortgage.

     3. Notwithstanding anything to the contrary set forth in the Lease, the Lease and the leasehold estate created thereby shall be and shall at all times remain subject, subordinate and inferior to the Mortgage and the lien thereof, and to any and all renewals, modifications, consolidations, replacements, and extensions thereof.

     4. In consideration of the agreements of Mortgagee contained herein, Tenant agrees that if the holder of said Mortgage, or any person claiming under said holder, shall succeed to the interest of Landlord in said Lease, Tenant will recognize, and attorn to, said holder, or such other person claiming under said holder, as its landlord under the terms of said Lease.

     5. In consideration of the agreements of Tenant contained herein, Mortgagee consents to said Lease and agrees that, in the event of foreclosure or other right asserted under said Mortgage by the holder thereof, said Lease and the rights of Tenant thereunder shall continue in full force and effect and shall not be terminated or disturbed, except in accordance with the provisions of said Lease.

     6. The benefits and burdens of this agreement shall enure to and bind the successors and assigns of the respective parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed, both as of ________________, 198_.

                                             HOMECLUB, INC.

                                             By:
                                                 -----------------------------

                                             ---------------------------------

                                             By:
                                                 -----------------------------

                                SCHEDULE E

                                GUARANTEE

     Reference is made to a Shopping Center Lease (the "Lease") dated June 6, 1988, between DOUGLAS W. BRADFORD (hereinafter referred to as "Landlord"), and HOMECLUB, INC., a Delaware corporation (hereinafter referred to as "Tenant"), of certain premises within the shopping center in Chico, California, located at the intersection of Whitman Avenue and 20th Street.

     In consideration of Landlord's having executed said Lease at the request of Zayre Corp., a Delaware corporation ("Zayre" or "Guarantor"), and in further consideration of One Dollar and other valuable consideration paid, the receipt of which is hereby acknowledged, Zayre hereby unconditionally guarantees to Landlord and his heirs, personal representatives, successors and assigns the payment of the rent provided for in said Lease and the performance and observance of all agreements and conditions contained in said Lease on the part of Tenant to be performed or observed. At Landlord's election, Zayre may be brought into any action or proceeding commenced by Landlord against Tenant in connection with and based upon said Lease, or any provision thereof, prior to obtaining a judgment against Tenant therein. Notwithstanding anything contained herein to the contrary, Zayre shall have all defenses and rights of Tenant and its successors and assigns (except their financial disability) with respect to the performance and payments under the Lease and the obligations of Zayre hereunder shall be measured by and shall in no event be greater than the obligations of Tenant. Zayre hereby agrees that it shall in no way be released from its obligations under this Guarantee by any of the following actions: any assignment of said Lease or any subletting of the demised premises by Tenant, any Leasehold Lender, or any subtenant, successor, or assignee of Tenant, any new Lease with Leasehold Lender or party designated by such Lender as provided in Section 18.6 of the Lease, any waiver of default or any extension of time or other favor or indulgence granted by Landlord to Tenant, any failure to receive notice of any of said actions, the expiration or termination of the Lease (except as provided below), or any extension of the terms of the Lease in accordance with the provisions of the Lease. Zayre hereby waives notice of non-payment of any other default in the performance or observance of any agreement or condition contained in said Lease on the part of Tenant to be performed or observed.

     Anything to the contrary herein notwithstanding: (A) if said Lease shall be terminated pursuant to the provisions of Article 12 of said Lease at a time when the tenant in possession shall not be Zayre, or a subsidiary of Zayre, then Zayre shall not be liable for the payment of any rent or for the performance or observance of any agreements or conditions to be paid, performed or observed which become due or arise after the date of such termination, unless at the time of such termination Landlord shall have offered to Zayre in writing a Lease for the balance of the Lease Term (as defined in the Lease) upon the provisions in said Lease contained; Zayre shall have a period of sixty (60) days after receipt of such offer to accept such offer. If Zayre accepts Landlord's offer, then such Lease shall be deemed to mitigate Landlord's damages.

     (B) If Tenant is adjudicated bankrupt, or if any bankruptcy action involving Tenant is commenced or filed, or if a petition or reorganization, arrangement, or similar relief is filed against Tenant, then subject to the foregoing at such time as the trustee or administrator rejects the Lease, Zayre shall pay to Landlord all accrued, unpaid rent upon the condition that within thirty (30) days following notice to Landlord of such rejection Landlord shall have offered to Zayre in writing a Lease for the balance of the Lease Term upon the provisions of the Lease, including payment of the rental obligations as provided above, which offer must remain open for not less than sixty (60) days after receipt of such written offer. If Zayre accepts Landlord's offer, then such Lease shall be deemed to mitigate Landlord's damages

     In the event that any legal action or other proceeding is commenced with respect to this Guarantee, the unsuccessful party shall reimburse the prevailing party for all reasonable attorney's fees and costs incurred in connection therewith, including, without limitation all such fees or costs incurred on any appeal from such action or proceeding.

     This Guarantee shall bind the successors and assigns of Guarantor, and it shall inure to the benefit of the heirs, personal representations, successors and assigns of Landlord. Guarantor further agrees that Landlord may, without approval, assign its rights under this Guarantee, in whole or in part, to any person or entity obtaining an ownership interest or security interest of any nature in the Lease, provided that, unless Tenant is a wholly-owned subsidiary of Guarantor at the time, Landlord shall give notice of such assignment within thirty (30) days thereof to Guarantor.

     This Guarantee shall be governed by, and construed in accordance with, the laws of the State of California.

     No provisions of this Guarantee or right of Landlord hereunder can be waived in whole or in part, nor can Zayre be released from Zayre's obligations hereunder, except either by a) a writing duly executed by Landlord and an authorized officer of Landlord's lender, if any, holding a lien upon the Demised Premises as defined in the Lease, b) operation of law, or c) operation of the Lease.

     Zayre represents that HomeClub is a wholly-owned subsidiary of Zayre.

     Zayre has caused this Guarantee to be executed and its corporate seal to be hereto affixed by Maurice Segall, its President, and George Freeman, its Vice President hereunto duly authorized all as of the 6th day of June, 1988.

                                                    ZAYRE CORP.

                                                By: /s/ Maurice Segall
                                                    --------------------------
                                                    Maurice Segall, President


                                                By: /s/ George Freeman
                                                    --------------------------
                                                    George Freeman, Vice
                                                    President

                                  SCHEDULE F

RECORDING REQUESTED BY:

AND WHEN RECORDED MAIL TO:

D. William Wagner, Esq.
Sidley & Austin
2049 Century Park East
Suite 3400
Los Angeles, California  90067

                              SHORT FORM OF LEASE

     THIS SHORT FORM OF LEASE executed this _____ day of _____________, 198_, by and between DOUGLAS W. BRADFORD (hereinafter referred to as "Landlord"), whose address is 2694 Bishop Drive, Suite 202, San Ramon, CA 94583, and HOMECLUB, INC., a Delaware corporation (hereinafter referred to as "Tenant"), whose address is 140 Orangefair Mall, Suite 100, Fullerton, California 92632;

                                 WITNESSETH:

     That for and in consideration of the covenants and agreements contained in that certain Lease dated _______________, 198_ (the "Lease"), Landlord does hereby demise and lease unto Tenant, and Tenant does hereby lease from Landlord that certain real property in the City of Chico, County of Butte, State of California, within the shopping center (the "Shopping Center") situated at the intersection of Whitman Avenue and 20th Street, more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein (the "Demised Premises").

     TO HAVE AND TO HOLD the Demised Premises effective from the Commencement Date as defined in the Lease for a period of twenty (20) years, and containing four (4) five (5) year options to renew the Lease, upon the terms and conditions contained in the Lease.

     IT IS UNDERSTOOD AND AGREED that this Short Form of Lease is executed solely for the purpose of giving notice to the public of the existence of the Lease against the Demised Premises, the terms and conditions of which are expressly incorporated herein by reference for all purposes as though fully set forth herein. Should there be any inconsistency between the terms of this instrument and the Lease incorporated herein, the terms of said incorporated Lease shall prevail.

     IN WITNESS WHEREOF, the parties hereto have executed this Short Form of Lease as of the date and year first above written.


                                      LANDLORD:

                                      DOUGLAS W. BRADFORD,
                                      an individual


                                      ----------------------------------------


                                      TENANT:

                                      HOMECLUB, INC. a Delaware corporation


                                      By:
                                          ------------------------------------

                                          Its:
                                               -------------------------------


                                      By:
                                          ------------------------------------

                                          Its:
                                               -------------------------------

                                   F-2